                                                                 EXHIBIT 10.38

                              AT HOME CORPORATION

                                       TO

            STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.

                                   AS TRUSTEE



                                   INDENTURE


                         DATED AS OF DECEMBER 28, 1998

                                  TABLE OF CONTENTS


                                                                        Page
                                                                        ----
ARTICLE I  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.....   1

  Section 1.1     Definitions..........................................   1
  Section 1.2     Compliance Certificates and Opinions.................  10
  Section 1.3     Form of Documents Delivered to Trustee...............  10
  Section 1.4     Acts of Holders; Record Dates........................  11
  Section 1.5     Notices, Etc., to Trustee and Company................  13
  Section 1.6     Notice to Holders; Waiver............................  13
  Section 1.7     Conflict with Trust Indenture Act....................  13
  Section 1.8     Effect of Headings and Table of Contents.............  14
  Section 1.9     Successors and Assigns...............................  14
  Section 1.10    Separability Clause..................................  14
  Section 1.11    Benefits of Indenture................................  14
  Section 1.12    Governing Law........................................  14
  Section 1.13    Legal Holidays.......................................  14
  Section 1.14    Indenture and Securities Solely Corporate Obligations  14

ARTICLE II  SECURITY FORM................................................15

  Section 2.1    Forms Generally.......................................  15
  Section 2.2    Form of Face of Security..............................  15
  Section 2.3    Form of Reverse of Security...........................  19
  Section 2.4    Form of Trustee's Certificate of Authentication.......  28
  Section 2.5    Form of Conversion Notice.............................  28
  Section 2.6    Form of Certification.................................  29
  Section 2.7    Form of Option of Holder to Elect Purchase............  30
  Section 2.8    Form of Assignment....................................  31

ARTICLE III  THE SECURITIES............................................  32

  Section 3.1     Title and Terms......................................  32
  Section 3.2     Denominations........................................  33
  Section 3.3     Execution, Authentication, Delivery and Dating.......  33
  Section 3.4     Temporary Securities.................................  33
  Section 3.5     Registration; Registration of Transfer and Exchange..  34
  Section 3.6     Mutilated, Destroyed, Lost and Stolen Securities.....  39
  Section 3.7     Payment of Cash Interest; Interest Rights Preserved..  39
  Section 3.8     Persons Deemed Owners................................  41
  Section 3.9     Cancellation.........................................  41
  Section 3.10    Computation of Interest..............................  41

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ARTICLE IV  SATISFACTION AND DISCHARGE.................................  42

  Section 4.1     Satisfaction and Discharge of Indenture..............  42
  Section 4.2     Application of Trust Money...........................  43


ARTICLE V  REMEDIES....................................................  43

  Section 5.1     Events of Default....................................  43
  Section 5.2     Acceleration of Stated Maturity; Rescission and
                  Annulment............................................  45
  Section 5.3     Collection of Indebtedness and Suits for Enforcement
                  by Trustee...........................................  46
  Section 5.4     Trustee May File Proofs of Claim.....................  46
  Section 5.5     Trustee May Enforce Claims Without Possession of
                  Securities...........................................  47
  Section 5.6     Application of Money Collected.......................  47
  Section 5.7     Limitation on Suits..................................  47
  Section 5.8     Unconditional Right of Holders to Receive Principal,
                  Premium and Interest and to Convert..................  48
  Section 5.9     Restoration of Rights and Remedies...................  48
  Section 5.10    Rights and Remedies Cumulative.......................  48
  Section 5.11    Delay or Omission Not Waiver.........................  49
  Section 5.12    Control by Holders...................................  49
  Section 5.13    Waiver of Past Defaults..............................  49
  Section 5.14    Undertaking for Costs................................  49
  Section 5.15    Waiver of Usury, Stay or Extension Laws..............  50

ARTICLE VI  THE TRUSTEE................................................  50

  Section 6.1     Certain Duties and Responsibilities..................  50
  Section 6.2     Notice of Defaults...................................  51
  Section 6.3     Certain Rights of Trustee............................  51
  Section 6.4     Not Responsible for Recitals or Issuance of
                  Securities...........................................  52
  Section 6.5     May Hold Securities..................................  52
  Section 6.6     Money Held in Trust..................................  53
  Section 6.7     Compensation and Reimbursement.......................  53
  Section 6.8     Disqualification; Conflicting Interests..............  53
  Section 6.9     Corporate Trustee Required; Eligibility..............  53
  Section 6.10    Resignation and Removal; Appointment of Successor....  54
  Section 6.11    Acceptance of Appointment by Successor...............  55
  Section 6.12    Merger, Conversion, Consolidation or Succession to
                  Business.............................................  55
  Section 6.13    Preferential Collection of Claims Against Company....  55
  Section 6.14    Appointment of Authenticating Agent..................  55

ARTICLE VII  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.........  57

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  Section 7.1    Company To Furnish Trustee Names and Addresses of
                 Holders ..............................................  57
  Section 7.2    Preservation of Information; Communications to
                 Holders...............................................  57
  Section 7.3    Reports by Trustee....................................  58
  Section 7.4    Reports by Company....................................  58

ARTICLE VIII  CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.....  58

  Section 8.1    Company May Consolidate, Etc., Only on Certain Terms..  58
  Section 8.2    Successor Substituted.................................  59

ARTICLE IX  AMENDMENTS.................................................  59

  Section 9.1    Without Consent of Holders............................  59
  Section 9.2    With Consent of Holders...............................  60
  Section 9.3    Compliance with Trust Indenture Act...................  61
  Section 9.4    Revocation and Effect of Consents, Waivers and Actions  61
  Section 9.5    Notation on or Exchange of Securities.................  62
  Section 9.6    Trustee to Sign Supplemental Indentures...............  62
  Section 9.7    Effect of Supplemental Indentures.....................  62

ARTICLE X  COVENANTS...................................................  62

  Section 10.1    Payment of Securities................................  62
  Section 10.2    Maintenance of Office or Agency......................  62
  Section 10.3    Money for Security Payments To Be Held in Trust......  63
  Section 10.4    Statement by Officers as to Default..................  64
  Section 10.5    Existence............................................  64
  Section 10.6    Calculation of Original Issue Discount...............  65
  Section 10.7    Delivery of Certain Information......................  65

ARTICLE XI  REDEMPTION OF SECURITIES...................................  65

  Section 11.1    Right to Redeem; Notices to Trustee..................  65
  Section 11.2    Selection of Securities to Be Redeemed...............  65
  Section 11.3    Notice of Redemption.................................  66
  Section 11.4    Effect of Notice of Redemption.......................  67
  Section 11.5    Deposit of Redemption Price..........................  67
  Section 11.6    Securities Redeemed in Part..........................  67
  Section 11.7    Conversion Arrangement on Call for Redemption........  67

ARTICLE XII  SUBORDINATION OF SECURITIES...............................  68

  Section 12.1    Securities Subordinate to Senior Indebtedness........  68
  Section 12.2    Payment Over of Proceeds upon Dissolution, Etc.......  68

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

  Section 12.3    No Payment When Senior Indebtedness in Default.......  69
  Section 12.4    Payment Permitted If No Default......................  70
  Section 12.5    Subrogation to Rights of Holders of Senior
                  Indebtedness.........................................  71
  Section 12.6    Provisions Solely To Define Relative Rights..........  71
  Section 12.7    Trustee To Effectuate Subordination..................  72
  Section 12.8    No Waiver of Subordination Provisions................  72
  Section 12.9    Notice to Trustee....................................  72
  Section 12.10   Reliance on Judicial Order or Certificate of
                  Liquidating Agent....................................  73
  Section 12.11   Trustee Not Fiduciary for Holders of Senior
                  Indebtedness.........................................  73
  Section 12.12   Rights of Trustee as Holder of Senior Indebtedness;
                  Preservation of Trustee's Rights.....................  73
  Section 12.13   Article Applicable to Paying Agents..................  73
  Section 12.14   Certain Conversions Deemed Payment...................  74

ARTICLE XIII  CONVERSION OF SECURITIES.................................  74

  Section 13.1     Conversion Privilege................................  74
  Section 13.2     Conversion Procedure................................  75
  Section 13.3     Fractional Shares...................................  76
  Section 13.4     Taxes on Conversion.................................  77
  Section 13.5     Company To Provide Stock............................  77
  Section 13.6     Adjustment for Change in Common Stock...............  77
  Section 13.7     Adjustment for Rights Issue.........................  78
  Section 13.8     Adjustment for Other Distributions..................  79
  Section 13.9     When Adjustment May Be Deferred.....................  81
  Section 13.10    When No Adjustment Required.........................  81
  Section 13.11    Notice of Adjustment................................  82
  Section 13.12    Voluntary Increase..................................  82
  Section 13.13    Notice of Certain Transactions......................  83
  Section 13.14    Reorganization of Company Special Distributions.....  83
  Section 13.15    Company Determination Final.........................  84
  Section 13.16    Trustee's Adjustment Disclaimer.....................  84
  Section 13.17    Simultaneous Adjustments............................  84
  Section 13.18    Successive Adjustments..............................  84

ARTICLE XIV  RIGHT TO REQUIRE REPURCHASE...............................  84

  Section 14.1    Purchase of Securities at Option of the Holder upon
                  Change in Control....................................  84
  Section 14.2    Purchase of Securities at the Option of the Holder...  88
  Section 14.3    Effect of Purchase Notice or Change in Control
                  Purchase Notice......................................  94
  Section 14.4    Deposit of Purchase Price or Change in Control
                  Purchase Price.......................................  95
  Section 14.5    Securities Purchased in Part.........................  96
  Section 14.6    Covenant to Comply with Securities Laws upon Purchase
                  of Securities........................................  96
  Section 14.7    Repayment to the Company.............................  96

                                    -iv-
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ARTICLE XV  SPECIAL TAX EVENT CONVERSION................................ 96

  Section 15.1    Optional Conversion to Semiannual Coupon Debenture
                  Upon Tax Event.......................................  96

     INDENTURE, dated as of December 28, 1998, between At Home Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), and State Street Bank and Trust Company of California, N.A., a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").



                           RECITALS OF THE COMPANY



     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its Convertible Subordinated Debentures due 2018 (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

     All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:



                                  ARTICLE I


                      DEFINITIONS AND OTHER PROVISIONS
                      --------------------------------
                           OF GENERAL APPLICATION
                           ----------------------


     Section I.1  Definitions For all purposes of this Indenture, except as
                  -----------
otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

     (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or Section, as the case may be, of this Indenture; and

     (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms used in Article XIV have the meanings specified therein.

     "Act", when used with respect to any Holder, has the meaning specified in
Section 1.4.

     "Affiliate" of any specified Person means any other Person who directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent Members" has the meaning specified in Section 3.5.

     "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities.

     "Average Sale Price" has the meaning specified in Section 13.1.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means a day on which banking institutions are open for business and carrying out transactions in Dollars at the relevant place of payment.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust

Indenture Act, then the body performing such duties at such time.

     "Common Stock" means the Series A Common Stock, the Series B Common Stock, par value $0.01 per share, of the Company, and the Series K Common Stock, par value $0.01 per share, of the Company, and any other stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company, as each such class exists on the date of this Indenture, or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Corporate Trust Office" means the principal office of the Trustee located at Library Tower, 633 West 5th Street, 12th Floor, Los Angeles, California 90071, Attention: Corporate Trust Department (At Home Corporation - Convertible Subordinated Debentures due 2018), or such other location at which at any particular time the Trustee's corporate trust business shall be administered.

     "Corporation" means a corporation, association, company (including, without limitation, a limited liability company), joint-stock company or business trust.

     "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 3.7.

     "Definitive Security" means a certificated Security bearing the restricted securities legend set forth in Section 2.2 and which is held by an Institutional Accredited Investor in accordance with Section 2.1(c).

     "Depositary" means, with respect to the Securities issued in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.5.

     "Dollar" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

     "DTC" has the meaning specified in Section 2.2.

     "Event of Default" has the meaning specified in Section 5.1.

     "Ex-Dividend Time" has the meaning specified in Section 13.1.

     "Excess Shares" has the meaning specified in Section 2.3.

     "Exchange Act" means the Securities Exchange Act of 1934 as it may be amended from time to time, and any successor act thereto, and the rules and regulations of the Commission promulgated thereunder.

     "Expiration Date" has the meaning specified in Section 1.4.

     "Global Security" has the meaning specified in Section 2.1.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

     "Initial Purchasers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co.

     "Institutional Accredited Investor" means an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Issue Date" means the date of first issuance of the Securities under this Indenture.

     "Issue Price" of any Security means, in connection with the original issuance of such

Security, the initial issue price at which the Security is sold as set forth on the face of the Security.

     "Liquidated Damages" shall mean liquidated damages paid to all holders of Registrable Securities (as defined in that certain Registration Rights Agreement, dated December 28, 1998, between the Company and the Initial Purchasers (the "Registration Rights Agreement")) in accordance with and pursuant to the provisions of Section 2(e) of the Registration Rights Agreement.

     "Market Price" means the average of the Sale Price of the Series A Common Stock for the five Trading Day period ending on and including the third Trading Day immediately prior to but not including, the applicable Purchase Date appropriately adjusted to take into account the actual occurrence, during the seven Trading Days preceding such Purchase Date, of any event described in
Section 13.6, 13.7 or 13.8; subject, however, to the conditions set forth in
                            -------  -------
Sections 13.9 and 13.10.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the conversion or repurchase right or otherwise.

     "Nasdaq National Market" means the Nasdaq National Market operated by Nasdaq Stock Market, Inc., a subsidiary of the National Association of Securities Dealers, Inc.

     "Notice of Default" means a written notice of the kind specified in Section 5.1(3) or 5.1(7).

     "Officers' Certificate" means a certificate signed by any of the Chairman of the Board, the President or a Vice President, and by any of the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Company.

     "Original Issue Discount" of any Security means the difference, if any, between the Issue Price and the Principal Amount of such Security as set forth on the face of such Security.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent
     (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made;

          (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

          (iv) Securities which have been converted pursuant to Article XIII;

     provided, however, that in determining whether the Holders of the requisite
     --------  -------
     Principal Amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, trust, limited liability corporation, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Principal Amount" of a Security means the Principal Amount at Stated Maturity as set forth on the face of the Security.

     "Purchase Notice" has the meaning specified in Section 14.2.

     "Qualified Institutional Buyer" means a "qualified institutional buyer" as defined in Rule 144A.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed in whole or in part, means the price at which it is to be redeemed as set forth in the Securities.

     "Regular Record Date" for the interest payable on any Interest Payment Date means the close of business on June 13 or December 13 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date.

     "Responsible Officer", when used with respect to the Trustee, means any officer or authorized employee of the Trustee assigned by the Trustee to administer its corporate trust matters.

     "Restricted Security" means a Security required to bear the restrictive legend set forth in the form of Security set forth in Section 2.2 of this Indenture.

     "Rule 144A" has the meaning specified in Section 2.1.

     "Rule 144A Information" has the meaning specified in Section 10.9.

     "Sale Price" on any Trading Day means the closing per share sale price for the Series A Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case the average of the average bid and the average ask prices) on such Trading Day as reported by the Nasdaq National Market, or if the Series A Common Stock is not reported thereon, on the New York Stock Exchange or, if the Series A Common Stock is not then listed thereon, such other national or regional securities exchange upon which the Series A Common Stock is listed on such Trading Day, as reported in composite transactions for such exchange. If the Series A Common Stock is not listed on the New York Stock Exchange or a United States national or regional stock exchange or quoted on the Nasdaq National Market, the Company shall be entitled to determine the "Sale Price" on the basis of such quotation as it deems appropriate.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture and "Security" means one of such Securities.

     "Securities Act" means the Securities Act of 1933 as it may be amended from time to time, and any successor act thereto, and the rules and regulations of the Commission promulgated thereunder.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

     "Senior Indebtedness" means, without duplication, the principal, premium (if any) and unpaid interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding), rent and end of term payments payable on or in connection with, and, to the extent not included in the foregoing, all amounts payable as fees, costs, expenses, liquidated damages, indemnities, repurchase and other put obligations and other amounts to the extent accrued or due on or in connection with, all present and future (i) indebtedness of the Company for borrowed money, (ii) obligations of the Company evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of the Company under (w) securities repurchase agreements (x) interest rate swaps, caps, collars, options and similar arrangements, (y) any foreign exchange contract, currency swap contract, futures contract, currency option contract or other foreign currency hedge, and (z) credit swaps, caps, floors, collars and similar arrangements, (iv) obligations incurred, assumed or guaranteed by the Company in connection with the acquisition by it or a subsidiary of any business, properties or assets (except purchase-money indebtedness classified as accounts payable under generally accepted accounting principles), (v) obligations of the Company as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and liabilities under any financing lease or so-called "synthetic" lease transaction entered into by the Company, (vi) reimbursement obligations of the Company in respect of letters of credit, bank guarantees or bankers' acceptances, (vii) obligations of the Company to make payments to any entity as consideration for the acquisition by the Company of subscribers to its current Internet services or to future similar or related services, or to acquire rights to transport data using assets owned by any other entity, and
(viii) obligations of the Company under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above, provided that Senior Indebtedness shall not include: (a) any indebtedness
       --------
or obligations of the kinds referred to in clause (i) through (viii) above (collectively, "Debt") as to which, in the instrument or agreement creating or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such Debt shall be subordinated in right of payment to any other Debt of the Company, unless such instrument or agreement expressly provides that such Debt shall be senior in right of payment to the Securities;
(b) any Debt of the Company as to which, in the instrument or agreement creating or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such Debt shall not be senior in right of payment to, or is pari passu in right of payment with, or ranks junior in right of payment to, the Securities; (c) Debt of the Company in respect of the Securities; and (d) any Debt of the Company to any Subsidiary of the Company.

     "Series A Common Stock" means the Series A Common Stock, par value $0.01 per share, of the Company, as such class exists on the date of this instrument as originally executed. Subject to the provisions of Section 13.14, shares issuable upon conversion of the Securities shall include only shares of Series A Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there
                                          --------
shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     "Share Certificate" means a certificate evidencing ownership of shares of Series A Common Stock.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

     "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Surrendered Securities" has the meaning specified in Section 2.6.

     "Tax Event" means that the Company shall have received an opinion from independent tax counsel experienced in such matters to the effect that, on or after December 28, 1998, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority, in each case which amendment or change is enacted, promulgated, issued or announced or which interpretation is issued or announced or which action is taken, on or after December 28, 1998, there is more than an insubstantial risk that interest (including Original Issue Discount) payable on the Securities either (i) would not be deductible on a current accrual basis or (ii) would not be deductible under any other method, in either case in whole or in part, by the Company (by reason of deferral, disallowance, or otherwise) for United States federal income tax purposes.

     "Time of Determination" means the time and date of the determination of stockholders entitled to receive rights, warrants, options or a distribution, in each case, to which Section 13.7 or 13.8 apply.

     "Trading Day" means each day on which the securities exchange or quotation system which is used to determine the Sale Price is open for trading or quotation.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed and the rules and regulations thereunder; provided, however, that in the event the Trust Indenture Act of 1939
            --------  -------
or such rules and regulations are amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 and such rules and regulations as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "United States" means the United States of America (including the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

     Section I.2  Compliance Certificates and Opinions.  Upon any application
                  ------------------------------------
or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section I.3  Form of Documents Delivered to Trustee.  In any case where
                  --------------------------------------
several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Section I.4  Acts of Holders; Record Dates.  Any request, demand,
                  -----------------------------
authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. The Trustee shall promptly deliver to the Company copies of all such instruments and records delivered to the Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     The ownership of Securities shall be proved by the Security Register.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     The Company may, but shall not be obligated to, set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities; provided that the Company may not set a
                                         --------
record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such
                                                        --------
action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite Principal Amount of Outstanding Securities on such record date; and provided, further, that for the purpose of
                                    --------  -------
determining whether Holders of the requisite Principal Amount of such Securities have taken such action, no Security shall be deemed to have been Outstanding on such record date unless it is also Outstanding on the date such action is to become effective. Nothing in this paragraph shall prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken by Holders of the requisite Principal Amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 1.6.

     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in
Section 5.7(2) or (iv) any direction referred to in Section 5.12. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective
                                --------
hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite Principal Amount of Outstanding Securities on such record date; and provided, further, that for the purpose of determining whether Holders of
    --------  -------
the requisite Principal Amount of such Securities have taken such action, no Security shall be deemed to have been Outstanding on such record date unless it is also Outstanding on the date such action is to become effective. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action (whereupon the record date previously set shall automatically and without any action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken by Holders of the requisite Principal Amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 1.6.

     With respect to any record date set pursuant to this Section, the party hereto that sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the
     --------
proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 1.6, on or before the existing Expiration Date. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date and, if an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto that set such record date shall be deemed to have designated the 180th day after such record date as the Expiration Date with respect thereto.

     Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the Principal Amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Principal Amount.

     Section I.5  Notices, Etc., to Trustee and Company.  Any request, demand,
                  -------------------------------------
authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder or by the Company shall be sufficiently given if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

     (2) the Company by the Trustee or by any Holder shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

     Section I.6  Notice to Holders; Waiver.  Where this Indenture
                  -------------------------
provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. Such notice shall be conclusively deemed to have been given and received by Holders when such notice is mailed, whether or not such Holder receives such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     Section I.7  Conflict with Trust Indenture Act.  If any provision hereof
                  ---------------------------------
limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. To the extent a Security conflicts with a provision in the Indenture, the Indenture governs.

     Section I.8  Effect of Headings and Table of Contents.  The Article
                  ----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section I.9  Successors and Assigns.  All covenants and
                  ----------------------
agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     Section I.10  Separability Clause.  In case any provision in
                   -------------------
this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section I.11  Benefits of Indenture.  Nothing in this Indenture or
                   ---------------------
in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture. The provisions of Article XII are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness of the Company.

     Section I.12  Governing Law.  THIS INDENTURE AND THE SECURITIES
                   -------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

     Section I.13  Legal Holidays.  In any case where any Interest
                   --------------
Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repurchase Date or at the Stated Maturity, or on such last day for conversion, provided that no interest or Original Issue Discount shall accrue for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity, as the case may be.

     Section I.14  Indenture and Securities Solely Corporate Obligations.
                   -----------------------------------------------------

     No recourse for the payment of the principal of or premium, if any, or interest (including any Liquidated Damages) on any Security and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.


                                 ARTICLE II

                               SECURITY FORMS
                               --------------


     Section II.1  Forms Generally.  The Securities and the Trustee's
                   ---------------
certificate of authentication shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     In certain cases described elsewhere herein, the legends set forth in the first four paragraphs of Section 2.2 may be omitted from Securities issued hereunder.

     (a) Rule 144A Securities.  Securities offered and sold in reliance on Rule
         --------------------
144A ("Rule 144A") under the Securities Act and to subsequent transferees, directly or indirectly, of such Securities shall be issued in fully registered book-entry form in one or more Global Securities (each a "Global Security"), without interest coupons, substantially in the form of Security set forth in Sections 2.2 and 2.3, with such applicable legends as are provided for in
Section 2.2, except as otherwise permitted herein. Such Global Securities shall be registered in the name of a nominee of the Depositary and deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate Principal Amount of the Global Securities may from time to time be increased or decreased, as appropriate, by adjustments made on the records of the Trustee, as custodian for the Depositary, in consequence of the issue of Definitive Securities, as hereinafter provided, or to reflect redemptions, repurchases and conversions.


     (b) Definitive Securities.  Except as provided in this Section 2.1 or
         ---------------------
Section 3.5, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities. Purchasers of Securities who are Institutional Accredited Investors and are not Qualified Institutional Buyers will receive Definitive Securities; provided, however, that upon transfer of such
                       --------  -------
Definitive Securities to a Qualified Institutional Buyer, such Definitive Securities will, unless the Global Security has previously been exchanged, be exchanged for an interest in a Global Security pursuant to the provisions of
Section 3.5.

     Section II.2  Form of Face of Security.  FOR PURPOSES OF SECTIONS 1273
                   ------------------------
AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT WITH RESPECT TO EACH $1,000 OF PRINCIPAL AMOUNT OF THIS SECURITY IS $524.64, THE ISSUE DATE IS DECEMBER 28, 1998, AND THE YIELD TO STATED MATURITY IS 4.00% PER ANNUM (COMPUTED ON A SEMIANNUAL BOND EQUIVALENT BASIS).

     [INCLUDE UNLESS PURSUANT TO SECTION 3.5(d) OF THE INDENTURE, THE ISSUER DETERMINES THAT THE FOLLOWING LEGEND MAY BE REMOVED -- THIS SECURITY AND THE SHARES OF SERIES A COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF SERIES A COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY AND THE SERIES A COMMON STOCK ISSUABLE UPON THE CONVERSION THEREOF, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OR SUCCESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT

IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

     [INCLUDE IF SECURITY IS A GLOBAL SECURITY DEPOSITED WITH DTC -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO., OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE THREE OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

     [INCLUDE IF SECURITY IS A DEFINITIVE SECURITY TO BE HELD BY AN INSTITUTIONAL ACCREDITED INVESTOR--IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY

REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

                             At Home Corporation

                Convertible Subordinated Debentures Due 2018


No. ____                                                Principal Amount:
Cusip No. _____________                                 $________________
Issue Date:  December 28, 1998
Issue Price:  $524.64
(for each $1,000 Principal Amount
at Stated Maturity)
Original Issue Discount:  $475.36
(for each $1,000 Principal Amount
at Stated Maturity)


     At Home Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of ___________ Dollars [if this Security is a Global Security, then insert --(which Principal Amount may from time to time be increased or decreased to such other Principal Amounts (which, taken together with the Principal Amounts of all other Outstanding Securities, shall not exceed $437,000,000 in the aggregate at any time) by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture)] on December 28, 2018, and to pay cash interest thereon as specified on the other side of this Security.

     Original Issue Discount will accrue as specified on the other side of this Security. This Security is convertible as specified on the other side of this Security. All capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Indenture referred to on the other side of this Security.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated: _____________________

                                 AT HOME CORPORATION,



                                 By: __________________________________
                                     Name:
                                     Title:

[Seal]

Attest:

_______________________________________
Name:
Title:



     Section II.3  Form of Reverse of Security.
                   ---------------------------

     1.  Cash Interest; Original Issue Discount
         --------------------------------------

     The Company promises to pay interest in cash on the Principal Amount of this Security at the rate per annum of 0.5246%. The Company will pay cash interest semiannually on June 28, and December 28 of each year (each an "Interest Payment Date") to holders of record at the close of business on each June 13 or December 13 (whether or not a business day) (each a "Regular Record Date") immediately preceding such Interest Payment Date. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided or, if no interest has been paid, from the Issue Date. Cash interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay cash interest on overdue principal, or if shares of Series A Common Stock (or cash in lieu of fractional shares) in respect of a conversion of this Security in accordance with the terms of Article XIII of the Indenture are not delivered when due, at the rate borne by the Securities plus 1% per annum, and it shall pay interest in cash on overdue installments of cash interest at the same rate to the extent lawful. All such overdue cash interest shall be payable on demand.

     Original Issue Discount shall accrue on this Security as set forth below so long as this Security remains outstanding, calculated on a semiannual bond equivalent basis using a 360-day year composed of twelve 30-day months, from the Issue Date of this Security. As of any date (the "Specified Date"), the amount of Original Issue Discount accrued on this Security per $1,000 Principal Amount shall be:

     (i) If the Specified Date occurs on one of the Interest Payment Dates set forth below, the amount of accumulated Original Issue Discount will equal the amount set forth below for such Interest Payment Date:


                     Date                         Accretion of Original Issue       Accreted Amount
                                                     Discount (per $1,000        (per $1,000 Principal
                                                       Principal Amount)                 Amount)
--------------------------------------------     ------------------------------  ---------------------
December 28, 1998                                                                      $524.64
June 28, 1999                                                   7.87                    532.51
December 28, 1999                                               8.03                    540.54
June 28, 2000                                                   8.18                    548.72
December 28, 2000                                               8.36                    557.08
June 28, 2001                                                   8.52                    565.60
December 28, 2001                                               8.68                    574.28
June 28, 2002                                                   8.87                    583.15
December 28, 2002                                               9.04                    592.19
June 28, 2003                                                   9.22                    601.41
December 28, 2003                                               9.40                    610.81
June 28, 2004                                                   9.60                    620.41
December 28, 2004                                               9.78                    630.19
June 28, 2005                                                   9.98                    640.17
December 28, 2005                                              10.18                    650.35
June 28, 2006                                                  10.39                    660.74
December 28, 2006                                              10.59                    671.33
June 28, 2007                                                  10.80                    682.13
December 28, 2007                                              11.02                    693.15
June 28, 2008                                                  11.24                    704.39
December 28, 2008                                              11.47                    715.86
June 28, 2009                                                  11.69                    727.55
December 28, 2009                                              11.93                    739.48
June 28, 2010                                                  12.17                    751.65
December 28, 2010                                              12.41                    764.06
June 28, 2011                                                  12.66                    776.72
December 28, 2011                                              12.91                    789.63
June 28, 2012                                                  13.17                    802.80
December 28, 2012                                              13.43                    816.23
June 28, 2013                                                  13.70                    829.93
December 28, 2013                                              13.98                    843.91
June 28, 2014                                                  14.25                    858.16
December 28, 2014                                              14.54                    872.70
June 28, 2015                                                  14.83                    887.53
December 28, 2015                                              15.13                    902.66
June 28, 2016                                                  15.43                    918.09
December 28, 2016                                              15.74                    933.83


                     Date                         Accretion of Original Issue       Accreted Amount
                                                     Discount (per $1,000        (per $1,000 Principal
                                                       Principal Amount)                 Amount)
--------------------------------------------     ------------------------------  ---------------------
June 28, 2017                                                  16.06                    949.89
December 28, 2017                                              16.37                    966.26
June 28, 2018                                                  16.70                    982.96
At Stated Maturity                                             17.04                  1,000.00

     (ii) if the Specified Date occurs before the first Interest Payment Date, the amount of accrued Original Issue Discount will equal the sum of (A) the Issue Price of this Security and (B) an amount equal to the amount of accrued Original Issue Discount for the first Interest Payment Date multiplied by a fraction, the numerator of which is the number of days elapsed from the Issue Date to the Specified Date, using a 360-day year of twelve 30-day months, and the denominator of which is the number of days from the Issue Date to the first Interest Payment Date, using a 360-day year of twelve 30-day months;

     (iii) if the Specified Date occurs between two Interest Payment Dates, the amount of accrued Original Issue Discount will equal the sum of (A) the amount of accrued Original Issue Discount set forth in paragraph (i) for the Interest Payment Date immediately preceding such Specified Date and (B) an amount equal to the product of (1) the amount of accrued Original Issue Discount for the immediately following Interest Payment Date less the amount of accrued Original Issue Discount for the immediately preceding Interest Payment Date multiplied by
(2) a fraction, the numerator of which is the number of days elapsed from the immediately preceding Interest Payment Date to the Specified Date, using a 360-day year of twelve 30-day months, and the denominator of which is 180; or

     (iv) if the Specified Date occurs after the Stated Maturity of this Security, the amount of accrued Original Issue Discount will equal the amount of accrued Original Issue Discount as of such Stated Maturity.

     2.  Special Tax Event Conversion.  From and after the date (the "Tax Event
         ----------------------------
Date") of the occurrence of a Tax Event, at the option of the Company, interest in lieu of future Original Issue Discount and regular cash interest shall accrue at 4.00% per annum on a principal amount per Security (the "Restated Principal Amount") equal to the Issue Price plus Original Issue Discount accrued to the date immediately prior to the Tax Event Date or the date on which the Company exercises the option described in this paragraph, whichever is later (such date hereunder referred to as the "Option Exercise Date"), and shall be payable semiannually on each Interest Payment Date to holders of record at the close of business on the Regular Record Date immediately preceding such Interest Payment Date. In the event the Company exercises such option upon a Tax Event, interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Option Exercise Date.

     3.  Method of Payment.  Subject to the terms and conditions of the
         -----------------
Indenture, the Company will make payments in respect of the principal of, premium, if any, and interest payable in cash on this Security, and in respect of Redemption Prices to Holders who surrender Securities to a Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

     4.  Paying Agent; Registrar; Exchange Agent.  Initially, State Street Bank
         ---------------------------------------
and Trust Company of California, N.A. (the "Trustee"), will act as Paying Agent, Registrar and Exchange Agent. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice, other than notice to the Trustee, except that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan. The Company or any of its Subsidiaries or Affiliates incorporated in the United States may act as Paying Agent, Registrar or co-registrar.

     5.  Indenture.  The Company issued the Securities under an Indenture dated
         ---------
as of December 28, 1998 (the "Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the "TIA"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms.

     The Securities are unsecured subordinated obligations of the Company limited to the aggregate Principal Amount specified in Section 3.1 of the Indenture.

     6.  Redemption at the Option of the Company.  No sinking fund is provided
         ---------------------------------------
for this Security. On and after December 28, 2003, this Security is redeemable for cash as a whole, or from time to time in part, at any time at the option of the Company at the prices set forth below (each a "Redemption Price") (equal to its Issue Price plus accrued Original Issue Discount, together with accrued and unpaid cash interest, to the Redemption Date).

     The table below shows Redemption Prices of a Security per $1,000 Principal Amount at maturity on December 28, 2003, at each December 28 thereafter prior to maturity, and at maturity on December 28, 2018, which prices reflect the accrued Original Issue Discount calculated to each such date. The Redemption Price of a Security redeemed between such dates would include an additional amount reflecting the additional Original Issue Discount accrued since the next preceding date in the table to, but excluding, the Redemption Date, calculated as set forth under paragraph 1(iii) (except that the reference therein to "180" shall instead be deemed to refer to "360" for purposes of this paragraph).

     Redemption Date                                    (1)                    (2)                   (3)
                                                    Issue Price           Accrued Original      Redemption Price
                                                                           Issue Discount           (1)+(2)
December 28, 2003                                      $524.64               $ 86.17                $610.81
December 28, 2004                                       524.64                105.55                 630.19
December 28, 2005                                       524.64                125.71                 650.35
December 28, 2006                                       524.64                146.69                 671.33
December 28, 2007                                       524.64                168.51                 693.15
December 28, 2008                                       524.64                191.22                 715.86
December 28, 2009                                       524.64                214.84                 739.48
December 28, 2010                                       524.64                239.42                 764.06
December 28, 2011                                       524.64                264.99                 789.63
December 28, 2012                                       524.64                291.59                 816.23
December 28, 2013                                       524.64                319.27                 843.91
December 28, 2014                                       524.64                348.06                 872.70
December 28, 2015                                       524.64                378.02                 902.66
December 28, 2016                                       524.64                409.19                 933.83
December 28, 2017                                       524.64                441.62                 966.26
At Stated Maturity                                      524.64                475.36               1,000.00

     If converted to a semiannual coupon debenture following the occurrence of a Tax Event, this Security will be redeemable at the Restated Principal Amount plus accrued and unpaid interest from the date of such conversion to, but excluding, the Redemption Date; provided, however, that in no event may this
                                --------  -------
Security be redeemed prior to December 28, 2003.

     7.  Notice of Redemption.  Notice of Redemption will be mailed at least 30
         --------------------
days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities (or portions thereof which are in an integral multiple of $1,000 in Principal Amount) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, immediately after such Redemption Date cash interest and Original Issue Discount shall cease to accrue on such Securities or portions thereof.

     8.  Purchase by the Company at the Option of the Holder.  Subject to the
         ---------------------------------------------------
terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, this Security on the following Purchase Dates at the following Purchase Prices per $1,000 in Principal Amount (equal to the Issue Price plus accrued Original Issue Discount to such Purchase Date), plus accrued and unpaid cash interest to the Purchase Date, upon delivery by the Holder of a

Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business on such Purchase Date and upon delivery of this Security to the Paying Agent by the Holders as set forth in the Indenture. Such Purchase Prices may be paid, at the option of the Company, in cash or by the delivery of Series A Common Stock, or in any combination thereof.

Purchase Date                                            Purchase Price
-------------------------------------------------        --------------
December 10, 2003................................             $610.81
December 10, 2008................................             $715.86
December 10, 2013................................             $843.91

     Notwithstanding anything herein to the contrary, if prior to the Purchase Date this Security has been converted to a semiannual coupon debenture following the occurrence of a Tax Event, the Purchase Price will be equal to the Restated Principal Amount plus accrued and unpaid cash interest from the date of conversion to, but excluding, the Purchase Date.

     At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase this Security held by such Holder 30 Business Days after the occurrence of a Change in Control for a Change in Control Purchase Price equal to the Issue Price plus accrued Original Issue Discount and accrued and unpaid cash interest to the Change in Control Purchase Date, which shall be paid in cash.

     The Holder has the right to withdraw any Purchase Notice or Change in Control Purchase Notice, as the case may be, by delivering to the Paying Agent prior to the close of business on the Purchase Date a written notice of withdrawal in accordance with the provisions of the Indenture.

     If cash (or, if applicable, shares of Series A Common Stock) sufficient to pay the Purchase Price or Change in Control Purchase Price, as the case may be, of all Securities (or any portion thereof which is in an integral multiple of $1,000 in Principal Amount) to be purchased prior to or on the Purchase Date or the Change in Control Purchase Date, as the case may be, is deposited with the Paying Agent on the Purchase Date or the Change in Control Purchase Date, as the case may be, this Security shall cease to be outstanding and cash interest and Original Issue Discount shall cease to accrue on this Security (or such portions thereof) and will be deemed paid, whether or not this Security is delivered to the Paying Agent, immediately after such Purchase Date or Change in Control Purchase Date, as the case may be, and the Holder shall have no other rights as such (other than the right to receive the Purchase Price or Change in Control Purchase Price, as the case may be, upon surrender of this Security or portion hereof).

     9.  Conversion Rights.  At the option of the Holder and subject to the
         -----------------
terms and conditions of the Indenture, this Security (or any portion hereof which is an integral multiple of

$1,000 in Principal Amount) may be surrendered for conversion into shares of Series A Common Stock at an initial conversion rate (the "Conversion Rate") of
6.55 shares of Series A Common Stock per $1,000 Principal Amount of this Security. The Conversion Rate is subject to adjustment as set forth in the Indenture. The right to surrender this Security for conversion pursuant to
Article XIII of the Indenture shall terminate on the close of business on December 28, 2018, or, if this Security or any portion hereof shall be called for redemption pursuant to the terms hereof, then in respect of any portion so called for redemption, at the close of business on the Redemption Date (unless in the case of any such redemption the Company shall default in the payment due upon the redemption hereof).

     Except as otherwise expressly provided in the Indenture, no payment or adjustment shall be made on account of any dividends or distributions on Series A Common Stock delivered upon such conversion. The Conversion Rate will not be adjusted at any time during the term of this Security for accrued Original Issue Discount or cash interest. Upon conversion of this Security, that portion of accrued Original Issue Discount or (except as provided below) accrued and unpaid cash interest thereon attributable to the period from the Issue Date through the Conversion Date with respect to this Security shall not be canceled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through the delivery of the Series A Common Stock (together with the cash payment in lieu of fractional interests therein) in exchange for this Security; and the fair market value of such Series A Common Stock (together with any cash payment for fractional shares), if any, shall be treated as delivered or paid, to the extent thereof, first in exchange for accrued Original Issue Discount and accrued and unpaid cash interest through the Conversion Date, and the balance, if any, of such fair market value of such Series A Common Stock (and any cash payment for fractional shares) shall be treated as delivered or paid in exchange for the Issue Price of this Security, to the extent of such Issue Price. Notwithstanding the foregoing, accrued but unpaid cash interest will be payable upon conversion of this Security if such conversion is made concurrently with or after acceleration of the indebtedness represented by this Security following an Event of Default.

     No fractional shares of Series A Common Stock shall be delivered upon exchanges but the Conversion Agent on behalf of the Company shall make a cash payment in lieu thereof equal to the product of such fractional share and the Sale Price on the Trading Day immediately preceding the Conversion Date.

     To convert this Security the Holder must (1) complete and manually sign the conversion notice hereon (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent (initially the Trustee) or, if applicable, complete and deliver to the Depository Trust Company ("DTC") the appropriate instruction form for conversion pursuant to DTC's book entry conversion program, (2) surrender (or arrange for book-entry delivery of) this Security to the Conversion Agent (which is not necessary in the case of conversion pursuant to DTC's book entry conversion program), (3) furnish appropriate endorsements and transfer documents if required by the Conversion Agent, the Company or the Trustee and (4) pay any transfer or similar tax if required.

Book entry delivery of a Security to the Conversion Agent may be made by any financial institution that is a participant in DTC; conversion through DTC's book entry conversion program is available for any security that is held in an account maintained at DTC by any such Participant. A conversion shall be deemed to have been effected at the close of business on the date all such requirements have been satisfied (the "Conversion Date"). A Holder may convert a portion of this Security only if the portion is $1,000 Principal Amount or an integral multiple of $1,000.

     In the event the Company exercises its option pursuant to Section 15.1 of the Indenture to have interest in lieu of Original Issue Discount accrue on this Security following a Tax Event, the Holder will be entitled on conversion to receive the same number of shares of Series A Common Stock such Holder would have received if the Company had not exercised such option.

     Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (except Securities to be redeemed on a date within such period) must be accompanied by payment of an amount equal to the interest thereon that registered Holder is to receive. Except where Securities surrendered for conversion must be accompanied by payment as described above, no interest on converted Securities will be payable by the Company on any Interest Payment Date subsequent to the date of conversion.

     The Conversion Rate shall be adjusted as provided in Article XIII of the Indenture.

     10.  Arrangement on Call for Redemption.  Any Securities called for
          ----------------------------------
redemption, unless surrendered for exchange before the close of business on the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price plus accrued and unpaid cash interest to the Redemption Date, by one or more third parties who may agree with the Company to purchase such Securities from the Holders, to exchange them for Series A Common Stock and to make payment for such Securities to the Trustee in trust for such Holders.

     11.  Subordination.  The Securities are subordinated to Senior Indebtedness
          -------------
of the Company. To the extent provided in the Indenture, Senior Indebtedness of the Company must be paid before the Securities may be paid. The Company and each Holder of Securities, by accepting a Security, agrees to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

     12.  Denominations; Transfer; Exchange.  The Securities are in fully
          ---------------------------------
registered form, without coupons, in denominations of $1,000 of Principal Amount and integral multiples of $1,000 in excess thereof. The Holder may transfer or exchange this Security in accordance with the Indenture. The Registrar may require the Holder, among other things, to furnish appropriate endorsements and transfer documents. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Change in Control Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

     13.  Persons Deemed Owners.  The registered Holder of this Security may be
          ---------------------
treated as the owner of this Security for all purposes.

     14.  Unclaimed Money for Securities.  The Trustee and the Paying Agent
          ------------------------------
shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to this Security that remain unclaimed for two years. After return to the Company, the Holder must look solely to the Company for payment.

     15.  Amendment; Waiver.  Subject to certain exceptions set forth in the
          -----------------
Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Securities at the time Outstanding and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in the aggregate Principal Amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect, or inconsistency, or to comply with Article VIII or Section
13.14 of the Indenture, to provide for uncertificated Securities in addition to or in place of certificated Securities, to make any change that does not adversely affect the rights of any Holder, to comply with any requirement of the Commission in connection with the qualification of the Indenture under the TIA or to add to the covenants or obligations of the Company under the Indenture or surrender any right, power or option conferred by the Indenture on the Company.

     16.  Defaults and Remedies.  Under the Indenture, Events of Default
          ---------------------
include, among other things (i) default by the Company in (A) payment of the Principal Amount (or, if the Securities have been converted to semiannual coupon debentures following a Tax Event, the Restated Principal Amount), Issue Price, accrued Original Issue Discount, the Redemption Price, the Purchase Price or the Change in Control Purchase Price, as the case may be, in respect of the Securities when the same becomes due and payable, (B) cash interest when due (if such default in payment of any such interest shall continue for 31 days) or (C) the delivery of shares of Series A Common Stock (including cash in lieu of fractional shares of Series A Common Stock) in accordance with the terms of the Indenture when such are required to be delivered upon conversion of a Security (if such default shall continue for 10 days); (ii) failure by the Company to comply with any other agreements in the Indenture or the Securities upon the receipt by the Company of notice of such default from the Trustee or Holders of not less than 25% in aggregate Principal Amount of the Securities then Outstanding and the Company's failure to cure such default within 90 days after receipt by the Company of such notice; (iii) default under any bond, debenture, note or other evidence of indebtedness for money borrowed of the Company having an aggregate outstanding principal amount of in excess of $10,000,000, which default shall have resulted in such indebtedness being accelerated, without such indebtedness being discharged or such acceleration having been rescinded or annulled within 20 days after receipt of notice thereof by the Company from the Trustee or the Company and the Trustee from the Holders of not less than 25% in aggregate principal amount at maturity of the Securities then outstanding (unless such default has been cured or waived); and (iv) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding, may by notice to the Company declare the Issue Price of, plus accrued Original Issue Discount and accrued and unpaid cash interest through the date of such declaration on, all the Securities to be immediately due and payable. Certain events of bankruptcy or insolvency are Events of Default which will result in the Issue Price plus accrued Original Issue Discount and accrued and unpaid cash interest through the occurrence of such Event of Default on the Securities becoming due and payable immediately upon the occurrence of such Event of Default.

     Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withheld from Holders notice of any continuing Default (except a Default in payment of amounts specified in clause (i) above) if it in good faith determines that withholding notice is in their interests.

     17.  Registration Rights Agreement.  The Holder of this Security and the
          -----------------------------
Common Stock issuable upon conversion thereof is entitled to the benefits of a Registration Rights Agreement (subject to the provisions thereof), dated as of December 28, 1998, between the Company and the Initial Purchasers.

     18.  Trustee Dealings with the Company.  Subject to certain limitations
          ---------------------------------
imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates with the same rights it would have if it were not Trustee.

     19.  No Recourse Against Others.  A director, officer, employee, agent or
          --------------------------
stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Security or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     20.  Authentication.  This Security shall not be valid until an authorized
          --------------
officer of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

     21.  Abbreviations.  Customary abbreviations may be used in the name of a
          -------------
Holder or an assignee, such as TEN COM (-tenants in common), TEN ENT (-tenants by the entireties), JT TEN (-joint tenants with right of survivorship and not as tenants in common), CUST (-custodian), and U/G/M/A (-Uniform Gift to Minors
Act).

     22.  Governing Law.  THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY
          -------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.


     Section II.4  Form of Trustee's Certificate of Authentication.  This is
                   -----------------------------------------------
one of the Securities referred to in the within-mentioned Indenture.


Dated:  _______________    State Street Bank and Trust Company of California,
                           N.A., as Trustee



                           By: __________________________________
                                    Authorized Signatory


Section II.5  Form of Conversion Notice.
              -------------------------

                                  CONVERSION NOTICE


To:  At Home Corporation


     The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1,000 Principal Amount or an integral multiple thereof), below designated into shares of Series A Common Stock (in the form of a Share Certificate) in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for a fractional share and any Security representing any unconverted Principal Amount hereof, be issued and delivered to the registered owner hereof unless a different name has been provided below. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith a certificate in proper form certifying that the applicable restrictions on transfer have been complied with. Any amount required to be paid by the undersigned on account of interest accompanies this Security.



DATE: _______________


                                    __________________________________
                                               Signature(s)



                                    (If a corporation, partnership or fiduciary, the title of the Person signing must be stated.)


Signature(s) must be guaranteed by an eligible
Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to
Securities and Exchange Commission
Rule 17Ad-15 if shares of Series A Common
Stock are to be issued, or Securities to be delivered, other than to and in the name of the required holder.

____________________________________
Signature Guarantee

Fill in for registration of shares if they are to be delivered, or unconverted Securities if they are to be issued, other than to and in the name of the registered owner:

____________________________________
(Name)
____________________________________
(Street Address)
____________________________________
(City, State and zip code)

(Please print name and address)

Register:  __ Series A Common Stock

           __ Securities

(Check appropriate line(s))



                                    Principal Amount to be converted

                                         (if less than all):
                                            $_____,000



                                    __________________________________
                                    Social Security or other Taxpayer
                                    Identification Number of owner


Section II.6  Form of Certification.
              ---------------------

                                  TRANSFER CERTIFICATE


     In connection with any transfer of any of the Securities within the period prior to the expiration of the holding period applicable to the sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") (or any successor provision), the undersigned registered owner of this Security hereby certifies with respect to $________ Principal Amount of the above-captioned securities presented or surrendered on the date hereof (the "Surrendered Securities") for registration of transfer, or for exchange or conversion where the securities issuable upon such exchange or conversion are to be registered in a name other than that of the undersigned registered owner (each such transaction being a "transfer"), that such transfer complies with the restrictive legend set forth on the face of the Surrendered Securities for the reason checked below:


    [_] The transfer of the Surrendered Securities complies with Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"); or

    [_] The transfer of the Surrendered Securities complies with Rule 144A under the Securities Act; or

    [_] The transfer of the Surrendered Securities is to an institutional accredited investor, as described in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act; or

    [_] The transfer of the Surrendered Securities is pursuant to an effective registration statement under the Securities Act.

and unless the box below is checked, the undersigned confirms that, to the undersigned's knowledge, such Securities are not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act (an "Affiliate").


     [_]  The transferee is an Affiliate of the Company.


DATE: ___________________


                                    _______________________________
                                            Signature(s)



          (If the registered owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)



     Section II.7  Form of Option of Holder to Elect Purchase.
                   ------------------------------------------

                      OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Security purchased by the Company pursuant to Section 14.1 or Section 14.2 of the Indenture, check the appropriate box:

          Section 14.1  [_]

          Section 14.2  [_]

     If you want to elect to have only part of this Security purchased by the Company pursuant to Section 14.1 or Section 14.2 of the Indenture, state the amount you elect to have purchased:


$
  --------------------------------

Dated:
      ---------------

NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Security in every particular without alteration or enlargement or any change whatsoever and be guaranteed.

Signature Guarantee:
                    ------------------------------

Signature(s) must be guaranteed by an eligible
Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to
Securities and Exchange Commission
Rule 17Ad-15 if shares of Series A Common
Stock are to be issued, or Securities to be delivered, other than to and in the name of the required holder.


     Section II.8  Form of Assignment.
                   ------------------

     For value received ______________ hereby sell(s), assign(s) and transfer(s) unto _______ (Please insert social security or Taxpayer Identification number of assignee) the within Security, and hereby irrevocably constitutes and appoints ___________ attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.



Dated:
       ------------------------




Signature(s)


Signature(s) must be guaranteed by an eligible
Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to
Securities and Exchange Commission
Rule 17Ad-15 if shares of Series A Common
Stock are to be issued, or Securities to be delivered, other than to and in the name of the required holder.

Signature Guarantee:
                     ---------------------


                                  ARTICLE III

                                THE SECURITIES
                                --------------


     Section III.1  Title and Terms.  The aggregate Principal
                    ---------------
Amount of Securities which may be authenticated and delivered for original issue under this Indenture is $380,000,000 upon a Company Order without any further action by the Company (except for Securities authenticated and delivered for exchange for, or in lieu of, other Securities pursuant to Sections 3.4, 3.5, 3.6, 9.5, 11.6, 13.2 or 14.5); provided, however, that if the Company sells any Securities pursuant to the over-allotment option granted pursuant to Section 2 of the Purchase Agreement between the Company and the Initial Purchasers dated December 21, 1998, then the Trustee shall authenticate and deliver Securities for original issue in an aggregate Principal Amount of $380,000,000 plus up to $57,000,000 aggregate Principal Amount upon receipt by the Trustee of a Company Order, except as aforesaid.

     The principal of (and premium, if any) and cash interest on the Securities shall be payable at the Corporate Trust Office and at any other office or agency maintained by the Company for such purpose; provided, however, that upon
                                            --------  -------
application by the Holder to the Security Registrar not later than the June 13 or December 13 immediately preceding the relevant Interest Payment Date, such Holder may receive payment by wire transfer to a U.S. Dollar account (such transfers to be made only to Holders of an aggregate Principal Amount in excess of U.S. $5,000,000 in Principal Amount) maintained by the payee with a bank in the United States upon compliance with the reasonable regulations of the Trustee.

     The Securities shall be redeemable by the Company as provided in Article
XI.

     The Securities shall be subordinated in right of payment to the prior payment in full of Senior Indebtedness as provided in Article XII.

     The Securities shall be convertible as provided in Article XIII.

     The Securities shall be subject to purchase by the Company at the option of the Holder as provided in Article XIV.

     Section III.2  Denominations.  The Securities shall be issuable only in
                    -------------
registered form
without coupons and only in denominations of $1,000 in Principal Amount and any integral multiple thereof.

     Section III.3  Execution, Authentication, Delivery and Dating.  The
                    ----------------------------------------------
Securities shall be executed on behalf of the Company by any of its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon and attested by its Treasurer or one of its Assistant Treasurers or Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee or to its order for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee or an Authenticating Agent in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise. In connection with any Company Order for authentication, an Officers' Certificate and Opinion of Counsel pursuant to Section 1.2 shall be required.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

     Each security shall be dated the date of its authentication.

     Section III.4  Temporary Securities.  Pending the preparation of
                    --------------------
definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary

Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Principal Amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

     Section III.5  Registration; Registration of Transfer and Exchange.
                    ---------------------------------------------------

     (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.2 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges thereof. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges thereof as herein provided. Upon surrender for registration of transfer or exchange of any Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose, accompanied by a written instrument of transfer or exchange in the form provided by the Company, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees (in the case of a transfer) or to the Holder (in the case of an exchange), one or more new Securities, of any authorized denominations and of a like aggregate Principal Amount and tenor bearing such restrictive legends as may be required by this Indenture.

     (b) Notwithstanding any other provisions of this Indenture or the Securities, (A) transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 3.5(b)(i), (B) transfer of a beneficial interest in a Global Security for a Definitive Security shall comply with
Section 3.5(b)(ii) below, and (C) transfers of a Definitive Security shall comply with Section 3.5(b)(iii) and (iv) below.

          (i) Transfer of Global Security.  A Global Security may not be
              ---------------------------
     transferred, in whole or in part, to any Person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other Person may be registered; provided that this clause (i) shall not
                                     --------
     prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section 3.5(b)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 3.5(b).

          (ii) Restrictions on Transfer of a Beneficial Interest in a Global
               -------------------------------------------------------------
     Security for a
     --------------

     Definitive Security. A beneficial interest in a Global Security may not be
     -------------------
     exchanged for a Definitive Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a transfer of a beneficial interest in a Global Security in accordance with Applicable Procedures for a Definitive Security in the form satisfactory to the Trustee, together with:

          (i) so long as the Securities are Restricted Securities, certification, in the form set forth in Section 2.6, that such beneficial interest in the Global Security is being transferred to an Institutional Accredited Investor in accordance with Sections 501(a)(1), (2), (3) or (7) of the Securities Act; and

          (ii) written instructions to the Trustee to make, or direct the Securities Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect a decrease in the aggregate Principal Amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such decrease, then the Trustee shall cause, or direct the Securities Registrar to cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Registrar, the aggregate Principal Amount of Securities represented by the Global Security to be decreased by the aggregate Principal Amount of the Definitive Security to be issued, shall issue such Definitive Security and shall debit or cause to be debited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the Principal Amount of the Definitive Security so issued.

          (iii)  Transfer and Exchange of Definitive Securities.  When
                 ----------------------------------------------
     Definitive Securities are presented to the Security Registrar with a request:

               (x) to register the transfer of such Definitive Securities; or

               (y) to exchange such Definitive Securities for an equal Principal Amount of Definitive Securities of other authorized denominations,

     the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer
     --------  -------
     or exchange:


          (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the

     Holder thereof or his attorney duly authorized in writing; and

          (ii) so long as such Securities are Restricted Securities, such Securities are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A),
     (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

               (A) if such Definitive Securities are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth in Section 2.6); or

               (B) if such Definitive Securities are being transferred to the Company, a certification to that effect; or

               (C) if such Definitive Securities are being transferred pursuant to an exemption from registration in accordance with Rule 144, (i) a certification to that effect (in the form set forth in Section 2.6) and (ii) if the Company or Security Registrar so requests, an opinion of counsel or other evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the legend set forth in
          Section 2.2.

          (iv) Restrictions on Transfer of a Definitive Security for a
               -------------------------------------------------------
     Beneficial Interest in a Global Security.  A Definitive Security may not be
     ----------------------------------------
     exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

          (i) certification, in the form set forth on the reverse of the Security, that such Definitive Security is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A; and

          (ii) written instructions directing the Trustee to make, or to direct the Securities Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate Principal Amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Registrar to cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Registrar, the aggregate Principal Amount of Securities represented by the Global

Security to be increased by the aggregate Principal Amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the Principal Amount of the Definitive Security so cancelled. If no Global Securities are then Outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate Principal Amount.

     (c) Subject to the succeeding paragraph, every Security shall be subject to the restrictions on transfer provided in the legend set forth in the first paragraph of Section 2.2. Whenever any Restricted Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, such Security must be accompanied by a certificate in substantially the form set forth in Section 2.6, dated the date of such surrender and signed by the Holder of such Security, as to compliance with such restrictions on transfer. The Security Registrar shall not be required to accept for such registration of transfer or exchange any Security not so accompanied by a properly completed certificate.

     (d) The restrictions imposed by the legend set forth in the first paragraph of Section 2.2 upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holiday period applicable to sales thereof under Rule 144(K) under the Securities Act (or any successor provision). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Security for exchange to the Security Registrar in accordance with the provisions of this Section 3.5 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer of such Security has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Security, of like tenor and aggregate Principal Amount, which shall not bear the restrictive legend set forth in the first paragraph of Section 2.2. The Company shall inform the Trustee of the effective date of any registration statement registering the Securities under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

     (e) As used in the preceding two paragraphs of this Section 3.5, the term "transfer" encompasses any sale, pledge, transfer, hypothecation or other disposition of any Security.

     (f) No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6, 11.6, 13.2 or 14.1 not involving any transfer.

     (g) The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.2 and ending at the close of business on the day of such mailing, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (iii) to register the transfer of or exchange any Securities in respect of which a Purchase Notice or a Change of Control Purchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture and such Securities (except, in the case of Securities to be purchased in part, the portion thereof not be purchased).

     (h) The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

          (1) Notwithstanding any other provisions of this Indenture or the Securities, except as provided in Section 3.5(b)(ii) a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any Person other than the Depositary or one or more nominees thereof, provided that a Global Security may be exchanged for Securities
              --------
     registered in the names of any person designated by the Depositary in the event that (i) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such Depositary has ceased to be a "clearing agency" registered under Exchange Act, and a successor Depositary is not appointed by the Company within 90 days or (ii) an Event of Default has occurred and is continuing with respect to the Securities. Any Global Security exchanged pursuant to clause (i) above shall be so exchanged in whole and not in part and any Global Security exchanged pursuant to clause (ii) or (iii) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; provided that any such Security
                                                 --------
     so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Security.

          (2) Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate Principal Amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Security Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the Principal Amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

          (3) Subject to the provisions of clause (5) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities.

          (4) In the event of the occurrence of any of the events specified in clause (1) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form, without interest coupons.

          (5) Neither any members of, or participants in, the Depositary ("Agent Members") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

     Section III.6  Mutilated, Destroyed, Lost and Stolen Securities.  If (i)
                    ------------------------------------------------
any mutilated Security is surrendered to the Trustee, or if there shall be delivered to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of like tenor and Principal Amount and bearing a number not contemporaneously Outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security.

     Upon the issuance, authentication and delivery by the Trustee of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued, authenticated and delivered by the Trustee pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     Section III.7  Payment of Cash Interest; Interest Rights Preserved.  Cash
                    ---------------------------------------------------
interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for payment of such cash interest.

     If the Company shall be required by law to deduct any taxes from any sum of cash interest payable hereunder to a Holder, (i) the Company shall make such deductions and shall pay the full amount deducted to the relevant taxing authority in accordance with applicable law and (ii) the amount of such deduction shall be treated for purposes hereof as a payment of cash interest.

     Any cash interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each

     Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause (1) provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (2), such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     In the case of any Security which is converted after any Regular Record Date and on or prior to the corresponding Interest Payment Date, cash interest on such Security whose Stated Maturity is on such Interest Payment Date shall be deemed to continue to accrue and shall be payable on such Interest Payment Date notwithstanding such conversion and notwithstanding that such Security may have been called for redemption on a Redemption Date within such period, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, cash interest whose Stated Maturity is after the date of conversion of such Security shall not be payable (although such accrued and unpaid interest will be deemed paid by the appropriate portion of the Series A Common Stock received by the holders upon such conversion).

     Section III.8  Persons Deemed Owners.  Prior to due presentment
                    ---------------------
of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or from maintaining, supervising or reviewing any records relating to such beneficial ownership interests and they shall be protected in acting on any such information provided by the Depositary.

     Section III.9  Cancellation.  All Securities surrendered for
                    ------------
payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

     Section III.10  Computation of Interest.  Interest on the Securities
                     -----------------------
of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE
                          --------------------------

     Section IV.1  Satisfaction and Discharge of Indenture.  This Indenture
                   ---------------------------------------
shall upon Company request cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 10.3) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has deposited or caused to be deposited irrevocably with the Trustee as trust cash or, if expressly permitted by the terms hereof, Series A Common Stock in trust for the benefit of Holders of Outstanding Securities in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

          (4) no Event of Default which, with notice or lapse of time, or both, would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

     Section IV.2  Application of Trust Money.  Subject to the
                   --------------------------
provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

                                   ARTICLE V

                                   REMEDIES
                                   --------

     Section V.1  Events of Default.  "Event of Default", wherever
                  -----------------
used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XII or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any cash interest or Liquidated Damages, if any, upon any Security when it becomes due and payable, and continuance of such default for a period of 31 days; or

          (2) the Company defaults in the payment of the Principal Amount (or, if the Securities have been converted to semiannual coupon debentures following a Tax Event, the Restated Principal Amount), Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price or Change in Control Purchase Price on any Security, when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, when due for purchase by the Company or otherwise, whether or not such payment shall be prohibited by this Indenture;

          (3) the Company fails to comply with any of its agreements in the Securities or this Indenture and such failure continues for 90 days after receipt by the Company of a Notice of Default;

          (4) the Company pursuant to or within the meaning of any Bankruptcy
     Law:

               (A)  commences a voluntary case;

               (B) consents to the entry of an order for relief against it in an involuntary case or the commencement of any case against it;

               (C) consents to the appointment of a Custodian of it or for any substantial part of its property;

               (D) makes a general assignment for the benefit of its creditors;

               (E) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or

               (F) consents to the filing of such petition or the appointment of or taking possession by a Custodian;

          (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company in an involuntary case, or adjudicates the Company insolvent or bankrupt;

               (B) appoints a Custodian of the Company or for any substantial part of its property; or

               (C) orders the winding up or liquidation of the Company;

          and the order or decree remains unstayed and in effect for 60 days;

          (6) the Company fails to deliver shares of Series A Common Stock (including cash in lieu of fractional shares) when such Series A Common Stock (and cash in lieu of fractional shares) is required to be delivered, upon conversion of a Security and such failure is not remedied for a period of 10 days; or

          (7) default under any bond, debenture, note or other evidence of indebtedness for money borrowed of the Company having an aggregate outstanding principal amount of in excess of $10,000,000, which default shall have resulted in such indebtedness being accelerated, without such indebtedness being discharged or such acceleration having been rescinded or annulled within 20 days after receipt of notice thereof by the Company from the Trustee or the Company and the Trustee from the Holders of not less than 25% in aggregate Principal Amount of the Securities then Outstanding (unless such default has been cured or waived) specifying such default and requiring the Company to cause such indebtedness to be discharged or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder.

     A Default under clause (3) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time Outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default within the time specified in clause (3) above after receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

     The Company shall deliver to the Trustee, within 90 days after it becomes aware of the occurrence thereof, written notice of any event which with the giving of notice and the lapse of time or both would become an Event of Default under clause (3) or clause (6), its status and what action the Company is taking or proposes to take with respect thereto.

     Section V.2  Acceleration of Stated Maturity; Rescission and Annulment.
                  ---------------------------------------------------------
If an Event of Default (other than an Event of Default specified in Section 5.1(4) or 5.1(5)) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in Principal Amount of the Outstanding Securities may declare the Issue Price, accrued Original Issue Discount and accrued and unpaid cash interest (or if the Securities have been converted to a semiannual coupon debenture following a Tax Event, the Restated Principal Amount, plus accrued interest) through the date of declaration on all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such Issue Price, accrued Original Issue Discount and accrued and unpaid cash interest (or if the Securities have been converted to a semiannual coupon debenture following a Tax Event, the Restated Principal Amount, plus accrued interest) shall become immediately due and payable. If an Event of Default specified in Section 5.1(4) or 5.1(5) occurs, the Issue Price, accrued Original Issue Discount and accrued and unpaid cash interest (or if the Securities have been converted to a semiannual coupon debenture following a Tax Event, the Restated Principal Amount, plus accrued interest) through the date of declaration on all the Securities shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Holders of a majority in Principal Amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) the Issue Price, accrued Original Issue Discount and accrued and unpaid cash interest (or if the Securities have been converted to a semiannual coupon debenture following a Tax Event, the Restated Principal Amount, plus accrued interest) through the date of declaration on the Securities,

               (B) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

               (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Section V.3  Collection of Indebtedness and Suits for Enforcement by
                  -------------------------------------------------------
Trustee. If
-------

          (1) default is made in the payment of any cash interest on any Security when such interest becomes due and payable and such default continues for a period of 31 days, or

          (2) default is made in the payment of the Issue Price on accrued Original Issue Discount (or if the Securities have been converted to a semiannual coupon debenture following a Tax Event, the Restated Principal Amount, plus accrued interest), the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and payable on such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section V.4  Trustee May File Proofs of Claim.  In case of any
                  --------------------------------
judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (1) to file and prove a claim for the whole amount owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (2) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

     Section V.5  Trustee May Enforce Claims Without Possession of Securities.
                  -----------------------------------------------------------
All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.



     Section V.6  Application of Money Collected.  Any money collected
                  ------------------------------
by the Trustee pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: Subject to Article XII to the payment of all amounts due the Trustee under Section 6.7;

          SECOND: Subject to Article XII to the payment of the amounts then due and unpaid for first, interest on, and, second, for principal of (and premium, if any, on) the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for interest and principal (and premium, if any) respectively; and

          THIRD:  The balance, if any, to the Company.

     Section V.7  Limitation on Suits.  No Holder of any Security shall
                  -------------------
have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in Principal Amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses, losses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in Principal Amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


     Section V.8  Unconditional Right of Holders to Receive Principal, Premium
                  ------------------------------------------------------------
and Interest and to Convert.  Notwithstanding any other provision in
---------------------------
this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the Issue Price, accrued Original Issue Discount and accrued and unpaid cash interest (or if the Securities have been converted to a semiannual coupon debenture following a Tax Event, the Restated Principal Amount, plus accrued interest) (subject to Section 3.7) on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date, Change in Control Repurchase Date or Repurchase Date, as the case may be) and to convert such Security in accordance with Article XIII and to institute suit for the enforcement of any such payment on or after such respective dates or the right to convert, and such rights shall not be impaired without the consent of such Holder.

     Section V.9  Restoration of Rights and Remedies.  If the Trustee or any
                  ----------------------------------
Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section V.10  Rights and Remedies Cumulative.  Except as otherwise
                   ------------------------------
provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section V.11  Delay or Omission Not Waiver.  No delay or omission
                   ----------------------------
of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     Section V.12  Control by Holders.  The Holders of a majority in
                   ------------------
Principal Amount (or Restated Principal Amount, if applicable) of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Section V.13  Waiver of Past Defaults.  The Holders of not less than
                   -----------------------
a majority in Principal Amount (or Restated Principal Amount, if applicable) of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except

          (1) an Event of Default described in Section 5.1(1) or 5.1(2), or

          (2) a Default in respect of a covenant or provision hereof which under
     Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected, or

          (3)  a Default under Article XIII.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Section V.14  Undertaking for Costs.  In any suit for the
                   ---------------------
enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, that this Section 5.14 shall not be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or in any suit for the enforcement of the right to convert any Security in accordance with Article XIII.

     Section V.15  Waiver of Usury, Stay or Extension Laws.  The Company
                   ---------------------------------------
covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VI

                                  THE TRUSTEE
                                  -----------

     Section VI.1  Certain Duties and Responsibilities.
                   -----------------------------------

     (a) Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that
                                      ------

          (1) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in Principal Amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     Section VI.2  Notice of Defaults.  Within 90 days after the
                   ------------------
occurrence of any default hereunder, the Trustee shall give the Holders, in the manner provided in Section 1.6, notice of any default hereunder of which the Trustee shall be aware, unless such default shall have been cured or waived before the giving of such notice; provided, however, that, except in the case of
                                  --------  -------
a default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or any Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in
Section 5.1(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

     Section VI.3  Certain Rights of Trustee.  Subject to the provisions
                   -------------------------
of Section 6.1:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     Section VI.4  Not Responsible for Recitals or Issuance of Securities. The
                   ------------------------------------------------------
recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

     Section VI.5  May Hold Securities .  The Trustee, any Authenticating Agent,
                   -------------------
any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 6.8 and Section 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

     Section VI.6  Money Held in Trust.  Money held by the Trustee in
                   -------------------
trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     Section VI.7  Compensation and Reimbursement.  The Company agrees:
                   ------------------------------

     (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company of any claim asserted against it for which it may seek indemnity. The indemnity set forth in this Section 6.7 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

     Section VI.8  Disqualification; Conflicting Interests.  If the Trustee
                   ---------------------------------------
has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

     Section VI.9  Corporate Trustee Required; Eligibility.  There shall at all
                   ---------------------------------------
times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $25,000,000, subject to supervision or examination by federal or state authority, in good standing and having an established place of business in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section VI.10  Resignation and Removal; Appointment of Successor.
                    -------------------------------------------------

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by Act of the Holders of a majority in Principal Amount of the Outstanding Securities, delivered to the Trustee and to the Company.

     (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in Principal Amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

     Section VI.11  Acceptance of Appointment by Successor.  Every successor
                    --------------------------------------
Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     Section VI.12  Merger, Conversion, Consolidation or Succession to Business.
                    -----------------------------------------------------------
Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     Section VI.13  Preferential Collection of Claims Against Company.  If and
                    -------------------------------------------------
when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

     Section VI.14  Appointment of Authenticating Agent.  The Trustee may
                    -----------------------------------
appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion, partial redemption, or partial repurchase or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $25,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

     If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities described in the within-mentioned Indenture.



                                    As Trustee



                              by
                                 ----------------------------------------,
                                    As Authenticating Agent



                              by
                                 ----------------------------------------,
                                    Authorized Signatory


                                  ARTICLE VII

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY
               -------------------------------------------------


     Section VII.1  Company To Furnish Trustee Names and Addresses of Holders.
                    ---------------------------------------------------------
The Company will furnish or cause to be furnished to the Trustee

     (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; excluding from any such list names and addresses received by the
              ---------
Trustee in its capacity as Security Registrar.

     Section VII.2  Preservation of Information; Communications to Holders.
                    ------------------------------------------------------

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

     Section VII.3  Reports by Trustee.
                    ------------------

     (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission, if applicable, and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

     Section VII.4  Reports by Company.
                    ------------------

     (a) The Company shall file with the Trustee and the Commission, if applicable, and transmit to Holders, such information, documents and other reports, and such summaries thereof, to the extent required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act. Notwithstanding anything to the contrary contained herein, the Trustee shall have no duty to review such documents for the purpose of determining compliance with this Indenture.

     (b) The Company shall provide the Trustee with at least 30 days prior notice of any change in location of its principal executive offices or other principal place of business.



                                 ARTICLE VIII

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
             ----------------------------------------------------


     Section VIII.1  Company May Consolidate, Etc., Only on Certain Terms.
                     ----------------------------------------------------
The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer, or that leases, the properties and assets of the Company substantially as an entirety shall be a Person (other than an individual) organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 13.14;

          (2) immediately after giving effect to such transaction, no Event of Default (as defined in Article V), and no event that, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with and if a supplemental indenture is required that such supplemental indenture constitutes the legal, valid and binding obligation of the Company in accordance with its terms.

     Section VIII.2  Successor Substituted.  Upon any consolidation
                     ---------------------
of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor

Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE IX

                                  AMENDMENTS
                                  ----------

     Section IX.1    Without Consent of Holders.  The Company and the Trustee
                     --------------------------
may amend this Indenture or the Securities without the consent of any Holder of
Securities:

        (1) to cure any ambiguity, omission, defect or inconsistency or to make any other provision with respect to matters or questions arising under the Indenture or the Securities; provided, however, that such amendment
                                      --------  -------
     does not materially adversely affect the rights of any Holder;

        (2)     to comply with Article VIII or Section 13.14;

        (3) to provide for uncertificated Securities in addition to or in place of certificated Securities so long as such uncertificated Securities are in registered form for purposes of the Internal Revenue Code of 1986, as amended;

        (4) to make any change that does not adversely affect the rights of any Holder;

        (5) to make any change to comply with the TIA or any amendment of the TIA, or any requirement by the Commission in connection with the qualification of this Indenture under the TIA or any amendment thereof; or

        (6) to add to the covenants or obligations of the Company hereunder, for the benefit of the Holders, or to surrender any right, power or option herein conferred upon the Company.

     Section IX.2  With Consent of Holders.  With the written consent of the
                   -----------------------
Holders of at least a majority in aggregate Principal Amount (or Restated Principal Amount, if applicable) of the Securities at the time outstanding, the Company and the Trustee may amend this Indenture or the Securities. However, without the consent of each Holder affected, an amendment or supplement to this Indenture or the Securities may not:

        (1) reduce the Principal Amount or Restated Principal Amount of Securities whose Holders must consent to an amendment;

        (2) make any change to the rate of accrual in connection with Original Issue Discount, reduce the rate of cash interest referred to in paragraph 1 of the Securities, reduce the rate of interest referred to in
     Section 17.1 upon the occurrence of a Tax Event or extend the time for payment of accrued Original Issue Discount or cash interest on any Security;

        (3) reduce the Principal Amount or Restated Principal Amount or the Issue Price of or extend the Stated Maturity of any Security;

        (4) reduce the Redemption Price, Purchase Price or Change in Control Purchase Price of any Security or extend the date on which the Purchase Price or Change in Control Purchase Price of any Security is payable;

        (5) make any Security payable in money or securities other than that stated in the Security;

        (6) make any change in Article XII that adversely affects the rights of any Holder;

        (7) make any change in Section 5.13 or this Section 9.2, except to increase any percentage referred to therein, or make any change in Section 5.8;

        (8) make any change that adversely affects the right to convert any Security;

        (9) make any change that adversely affects the right to require the Company to purchase the Securities in accordance with the terms thereof and this Indenture (including the right to receive cash if the Company has elected to pay cash upon such purchase);

        (10) make any change to the provisions of this Indenture relating to the purchase of Securities at the option of the Holder pursuant to Section
     14.1 or 14.2 which change would result in a violation of applicable federal or state securities laws (including positions of the SEC under applicable no-action letters), whether as a result of the exercise or performance of any rights or obligations under such provisions or otherwise; or

        (11) impair the right to institute suit for the enforcement of any payment with respect to, or conversion of, the Securities.

     It shall not be necessary for the consent of the Holders under this Section
9.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

     An amendment under this Section 9.2 or Section 9.1 may not make any change that adversely affects the rights under Article XII of any holder of Senior Indebtedness then outstanding unless the requisite holders of such Senior Indebtedness consent to such change pursuant to the terms of such Senior Indebtedness.

     After an amendment under this Section 9.2 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

     Section IX.3 Compliance with Trust Indenture Act. Every supplemental
                  -----------------------------------
indenture executed pursuant to this Article IX shall comply with the TIA as then in effect.

     Section IX.4  Revocation and Effect of Consents, Waivers and Actions.
                   ------------------------------------------------------
Until an amendment or waiver becomes effective, a consent to it or any other action by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Holder, except as provided in Section 9.2.

     Section IX.5  Notation on or Exchange of Securities. Securities
                   -------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

     Section IX.6  Trustee to Sign Supplemental Indentures.  The Trustee shall
                   ---------------------------------------
sign any supplemental indenture authorized pursuant to this Article IX if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such amendment the Trustee shall be entitled to receive, and (subject to the provisions of Section 6.3) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.



     Section IX.7  Effect of Supplemental Indentures.  Upon the execution of
                   ---------------------------------
  any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                  ARTICLE X


                                  COVENANTS
                                  ---------


     Section X.1  Payment of Securities.  The Company shall promptly make all
                  ---------------------
payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. Principal Amount, Restated Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price and cash interest and Liquidated Damages, if any, shall be considered paid on the applicable date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, cash or securities, if expressly permitted hereunder, sufficient to pay all such amounts then due.

     The Company shall, to the extent permitted by law, pay cash interest on overdue amounts at the per annum rate of interest set forth in paragraph 1 of the Securities, compounded semiannually, which interest on overdue amounts (to the extent payment of such interest shall be legally enforceable) shall accrue from the date such overdue amounts were originally due and payable.

     Section X.2  Maintenance of Office or Agency. The Company will maintain
                  -------------------------------
in the Borough of Manhattan, The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office or agency in the Borough of Manhattan, the City of New York, shall initially be State Street Bank and Trust Company, N.A., an Affiliate of the Trustee located at 61 Broadway, 15th Floor, New York, New York 10006 (Attention: Corporate Trust Administration-At Home Corporation, Convertible Subordinated Debentures Due 2018), and shall be the office or agency for all of the aforesaid purposes unless the Company shall appoint some other office or agency for such purposes and shall give prompt written notice to the Trustee of the location, and any change in the location, of such other office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such
                                                 --------  -------
designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     Section X.3  Money for Security Payments To Be Held in Trust.  If the
                  -----------------------------------------------
Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.3, that such Paying Agent will

        (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

        (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest; and

        (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of Principal Amount, Issue Price, accrued Original Issue Discount Redemption Price, Purchase Price, Change in Control Purchase Price or cash interest on the Securities and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or
                                        --------  -------
such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.


     Section X.4  Statement by Officers as to Default.  The Company will
                  -----------------------------------
deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. The Company shall file with the Trustee written notice of the occurrence of any Default or Event of Default within five Business Days of its becoming aware of such Default or Event of Default.

     Section X.5  Existence.  Subject to Article VIII, the Company will do or
                  ---------
cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided,
                                                                     --------
however, that the Company shall not be required to preserve any such right or
-------
franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

     Section X.6  Calculation of Original Issue Discount.  The Company shall
                  --------------------------------------
file with the Trustee promptly following the end of each calendar year a written notice specifying the amount of Original Issue Discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year.

     Section X.7  Delivery of Certain Information.  At any time when the
                  -------------------------------
Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or the holder of shares of Series A Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or such holder of shares of Series A Common Stock issued upon conversion of Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act.

                                  ARTICLE XI

                          REDEMPTION OF SECURITIES
                          ------------------------


     Section XI.1  Right to Redeem; Notices to Trustee.  On or after December
                   -----------------------------------
28, 2003, the Company, at its option, may redeem the Securities as a whole at any time, or from time to time in part, for cash in accordance with the provisions set forth in paragraphs 6 and 7 of the Securities. If the Company elects to redeem Securities pursuant to paragraph 6 of the Securities, it shall notify the Trustee in writing of the Redemption Date, the Principal Amount of Securities to be redeemed and the Redemption Price.

     The Company shall give the notice to the Trustee provided for in this
Section 11.1 at least 30 days (or 35 days in the case of a redemption of less than all of the Securities) but not more than 60 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee). If fewer than all the Securities are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee.

     Section XI.2  Selection of Securities to Be Redeemed.  If less than all
                   --------------------------------------
the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed by lot, pro rata or by any other method the Trustee considers fair and appropriate. The Trustee shall make the selection at least 30 but not more than 60 days before the Redemption Date from Outstanding Securities not previously called for redemption. Securities and portions of them the Trustee selects shall be in Principal Amounts of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

     If any Security selected for partial redemption is thereafter surrendered for conversion in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be), solely for purposes of determining the aggregate Principal Amount of Securities to be redeemed by the Company, to be the portion selected for redemption. Securities that have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection. Nothing in this Section 11.2 shall affect the right of any Holder to convert any Security pursuant to
Article XIII before the termination of the conversion right with respect thereto.

     Section XI.3  Notice of Redemption.  At least 30 days but not more than
                   --------------------
60 days before a Redemption Date, the Trustee, in the name and at the expense of the Company, shall cause notice of redemption to be mailed, first-class postage prepaid, to each Holder of Securities to be redeemed at such Holder's address as it appears on the list of Holders maintained pursuant to Section
7.1. At the Company's written request, the Trustee shall, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper of national circulation designated by the Company.

     The notice shall identify the Securities to be redeemed and shall state:

        (a) the Redemption Date (upon which the Redemption Price shall be paid);

        (b)     the Redemption Price;

        (c)     the Conversion Rate;

        (d) the name and address of the Paying Agent and Conversion Agent and of the office or agency referred to in Section 10.2;

        (e) that Securities called for redemption may be converted at any time before the close of business on the Redemption Date;

        (f) that Holders who want to convert Securities must satisfy the requirements set forth in paragraph 9 of the Securities;

        (g) that Securities called for redemption must be surrendered to the Paying Agent or at the office or agency referred to in Section 10.2 to collect the Redemption Price;

        (h)     the CUSIP number of the Securities called for redemption;

        (i) if fewer than all the Outstanding Securities are to be redeemed, the certificate numbers and Principal Amounts of the particular Securities to be redeemed; and

        (j) that, unless the Company defaults in payment of the Redemption Price, Original Issue Discount and cash interest on Securities called for redemption will cease to accrue on and after the Redemption Date.

     Section XI.4  Effect of Notice of Redemption.  Once notice of redemption
                   ------------------------------
is given, Securities called for redemption become due and payable on the Redemption Date stated in the notice and at the Redemption Price therefor except for Securities that are converted in accordance with the terms of this Indenture and after such date (unless the Company shall default in the payment of the Redemption Price), such Securities shall cease to bear interest or accrue Original Issue Discount. Upon the later of the Redemption Date and the date such Securities are surrendered to the Paying Agent or at the office or agency referred to in Section 10.2, such Securities called for redemption shall be paid at the Redemption Price therefor.

     Section XI.5  Deposit of Redemption Price.  Prior to 11:00 a.m., New York
                   ---------------------------
City time on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of, and accrued and unpaid cash interest on, all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which prior thereto have been delivered by the Company to the Trustee for cancellation. The Paying Agent shall as promptly as practicable return to the Company any money, with interest, if any, thereon not required for that purpose because of conversion of Securities pursuant to Article XIII. If such money is then held by the Company or a Subsidiary or an Affiliate of the Company in trust and is not required for such purpose it shall be discharged from such trust.

     Section XI.6  Securities Redeemed in Part.  Upon surrender of a Security
                   ---------------------------
that is redeemed in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security of the same tenor in an authorized denomination equal in Principal Amount to the unredeemed portion of the Security surrendered.

     Section XI.7  Conversion Arrangement on Call for Redemption.  In
                   ---------------------------------------------
connection with any redemption of Securities, the Company may arrange, in lieu of redemption, for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase all or a portion of such Securities by paying to the Trustee in trust for the Holders whose Securities are to be so purchased, on or before the close of business on the Redemption Date, an amount that, together with any amounts deposited with the Trustee by the Company for redemption of such Securities, is not less than the Redemption Price, together with interest, if any, accrued to the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this Article XI, the obligation of the Company to pay the Redemption Price of such Securities, including all accrued interest, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers, but no such agreement shall relieve the Company of its obligation to pay such Redemption Price and such accrued interest, if any. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article XIII) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date, subject to payment of the above amount as aforesaid. The Trustee shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it for purchase and conversion in the same manner as it would moneys deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                 ARTICLE XII

                         SUBORDINATION OF SECURITIES
                         ---------------------------

     Section XII.1  Securities Subordinate to Senior Indebtedness.  The
                    ---------------------------------------------
Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article XII, the indebtedness represented by the Securities and the payment of the Principal Amount, Restated Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, cash in respect of Purchase Price, Liquidated Damages, Change in Control Purchase Price and cash interest on each and all of the Securities and all obligations of the Company under this Indenture are hereby expressly made subordinate and junior in right of payment to the prior payment in full in cash or other payment satisfactory to the holders of Senior Indebtedness of all Senior Indebtedness and that said subordination is for the benefit of the holders of Senior Indebtedness and they and or each of them severally may enforce such subordination.

     Section XII.2  Payment Over of Proceeds upon Dissolution, Etc.  In the
                    ----------------------------------------------
event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full in cash or other payment satisfactory to the holders of Senior Indebtedness of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash or other payment satisfactory to the holders of Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event.

     In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, before all Senior Indebtedness is paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness or payment thereof provided for in a manner satisfactory to the holders of Senior Indebtedness, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash or other payment satisfactory to the holders of Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

     For purposes of this Article XII only, the words "cash, property or securities" shall not be deemed to include shares of capital stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which in either case are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this
Article XII. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in
Article VIII shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section 12.2 if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article VIII.

     Section XII.3  No Payment When Senior Indebtedness in Default.
                    ----------------------------------------------

        (a) The Company may not make any payment of the Principal Amount, Restated Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Change in Control Purchase Price, Liquidated Damages or cash interest in respect of the Securities nor may the Company pay cash with respect to the Purchase Price or acquire any Securities for cash or property (except as otherwise provided in Article XI and other than for Common Stock of the Company) if (a) a payment default on any Senior Indebtedness has occurred and is continuing beyond any applicable grace period with respect thereto; or
(b) a default (other than a default referred to in the preceding clause (a)) on any Senior Indebtedness occurs and is continuing that permits holders of such Senior Indebtedness to accelerate the Stated Maturity thereof and the default is the subject of judicial proceedings or the Company receives a notice of default thereof from any person who may give such notice pursuant to the instrument evidencing or document governing such Senior Indebtedness. If the Company receives any such notice, then a similar notice received within nine months thereafter relating to the same default on the same issue of Senior Indebtedness shall not be effective for purposes of the Section 12.3.

     The Company may resume payment on the Securities and may acquire Securities if and when (i) the default referred to above is cured or waived or ceases to exist; or (ii) in the case of a default referred to in clause (b) of the preceding paragraph, 179 or more days pass after the receipt by the Company of the notice described in clause (b) above; and this Article XII otherwise permits the payment or acquisition at that time.

     Nothing contained in this Article XII or elsewhere in this Indenture or in any of the Securities shall prevent the conversion by a Holder of any Securities into Series A Common Stock in accordance with the provisions for conversion of such Securities set forth in this Indenture, including the payment of cash in lieu of fractional shares of Series A Common Stock in accordance with Article XIII, or in any of such Securities in the event of an occurrence of the events described in this Section 12.3.

        (b) In the event that any Securities are declared due and payable before their Stated Maturity pursuant to Section 5.2, then and in such event the Company shall promptly notify holders of Senior Indebtedness of such acceleration. The Company may not pay the Securities until the earlier of (i) the passage of 120 or more days have passed after such acceleration occurs or
(ii) the payment in full in cash or other payment satisfactory to the holders of Senior Indebtedness of all Senior Indebtedness, and may thereafter pay the Securities if this Article XII permits the payment at that time.


     In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness of the Company is paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Company, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Company, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness of the Company or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness of the Company may have been issued, as their respective interests may appear for application to the payment of all Senior Indebtedness of the Company remaining unpaid to the extent necessary to pay all Senior Indebtedness of the Company in full in cash or other payment satisfactory to the holders of such Senior Indebtedness of the Company, after giving effect to any concurrent payment or distribution, or provision therefor, to or for the holders of such Senior Indebtedness of the Company.

     The provisions of this Section 12.3 shall not apply to any payment with respect to which Section 12.2 would be applicable.

     Section XII.4  Payment Permitted If No Default.  Nothing contained in
                    -------------------------------
this Article XII or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 12.2 or under the conditions described in
Section 12.3, from making payments at any time of Principal Amount, Restated Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Liquidated Damages or cash interest, as the case may be, on the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the Principal Amount, Restated Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Liquidated Damages or cash interest, as the case may be, on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article XII.

     Section XII.5  Subrogation to Rights of Holders of Senior Indebtedness.
                    -------------------------------------------------------
Subject to the payment in full of all Senior Indebtedness, and until the Securities are paid in full, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness to the extent that payments and distributions otherwise payable to Holders of Securities have been applied to the payment of Senior Indebtedness as provided by this Article XII. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled, except for the provisions of this Article XII, and no payments over pursuant to the provisions of this
Article XII to
the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

     Section XII.6  Provisions Solely To Define Relative Rights.  The
                    -------------------------------------------
provisions of this Article XII are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article XII or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article XII of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the Principal Amount, Restated Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Liquidated Damages, Change in Capital Purchase Price or cash interest, as the case may be, on the Securities as and when the same shall become due and payable in accordance with their terms; or
(b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XII of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

     Section XII.7  Trustee To Effectuate Subordination.  Each Holder of a
                    -----------------------------------
Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XII and appoints the Trustee his attorney-in-fact for any and all such purposes.


     Section XII.8  No Waiver of Subordination Provisions.  No right of any
                    -------------------------------------
present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article XII or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness;
(iv) exercise or refrain from exercising any rights against the Company and any other Person; (v) apply any and all sums received from time to time to the Senior Indebtedness.

     Section XII.9  Notice to Trustee.  The Company shall give prompt written
                    -----------------
notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article XII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice
--------  -------
provided for in this Section 12.9 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

     Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XII, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XII, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     Section XII.10  Reliance on Judicial Order or Certificate of Liquidating
                     --------------------------------------------------------
Agent.  Upon any payment or distribution of assets of the Company referred to in
-----
this Article XII, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this
Article XII.

     Section XII.11  Trustee Not Fiduciary for Holders of Senior Indebtedness.
                     --------------------------------------------------------
The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article XII or otherwise.

     Section XII.12  Rights of Trustee as Holder of Senior Indebtedness;
                     ---------------------------------------------------
Preservation of Trustee's Rights. The Trustee in its individual capacity shall
--------------------------------
be entitled to all the rights set forth in this Article XII with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article XII shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

     Section XII.13  Article Applicable to Paying Agents.  In case at any time
                     -----------------------------------
any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this
Article XII shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article XII in addition to or in place of the Trustee; provided, however,
                                                            --------  -------
that Section 12.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

     Section XII.14  Certain Conversions Deemed Payment.  For the purposes of
                     ----------------------------------
this Article XII only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article XIII shall not be deemed to constitute a payment or distribution on account of the principal of or premium (if any) or cash interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section 12.14, the term "junior securities" means (a) shares of any stock of any class of the Company and (b) securities of the Company which are subordinated in right of payment to the prior payment in full of all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article XII. Nothing contained in this Article XII or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article XIII.

                                  ARTICLE XIII

                          CONVERSION OF SECURITIES
                          ------------------------

     Section XIII.1  Conversion Privilege.  A Holder of a Security may convert
                     --------------------
such Security into shares of Series A Common Stock at any time (subject to the limitation described in Section 11.3(e)) during the period stated in paragraph 9 of the Securities. The number of shares of Series A Common Stock issuable upon conversion of a Security per $1,000 of Principal Amount thereof (the "Conversion Rate") shall be that set forth in paragraph 9 in the Securities, subject to adjustment as herein set forth.

     In the event the Company exercises its option pursuant to Section 15.1 to have interest in lieu of Original Issue Discount accrue on the Security following a Tax Event, the Holder will be entitled on conversion to receive the same number of shares of Series A Common Stock such Holder would have received if the Company had not exercised such option.

     Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment date to the opening of business of such Interest Payment Date (except Securities to be redeemed on a date within such period) must be accompanied by payment of an amount equal to the interest thereon that the registered Holder is to receive. Except where Securities surrendered for conversion must be accompanied by payment as described above, no interest on converted Securities will be payable by the Company on any Interest Payment Date subsequent to the date of conversion.

     "Average Sale Price" means the average of the Sale Prices of the Series A Common Stock for the shorter of:

        (i) 30 consecutive Trading Days ending on the last full Trading Day prior to the Time of Determination with respect to the rights, options, warrants or distribution in respect of which the Average Sale Price is being calculated, or

        (ii) the period (x) commencing on the date next succeeding the first public announcement of (a) the issuance of rights, options or warrants or
     (b) the distribution, in each case, in respect of which the Average Sale Price is being calculated and (y) proceeding through the last full Trading Day prior to the Time of Determination with respect to the rights, warrants or distribution in respect of which the Average Sale Price is being calculated, or

        (iii) the period, if any, (x) commencing on the date next succeeding the Ex-Dividend Time with respect to the next preceding (a) issuance of rights, warrants, or options or (b) distribution, in each case, for which an adjustment is required by the provisions of Section 13.6(4), 13.7 or
     13.8 and (y) proceeding through the last full Trading Day prior to the Time of Determination with respect to the rights, warrants, or options or distribution in respect of which the Average Sale Price is being calculated.

     If the Ex-Dividend Time (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto) with respect to a dividend, subdivision, combination or reclassification to which Section 13.6(l),
(2), (3) or (5) applies occurs during the period applicable for calculating "Average Sale Price" pursuant to the definition in the preceding sentence, "Average Sale Price" shall be calculated for such period in a manner determined in good faith by the Board of Directors to reflect the impact of such dividend, subdivision, combination or reclassification on the Sale Price of the Series A Common Stock during such period.

     "Time of Determination" means the time and date of the earlier of (i) the determination of stockholders entitled to receive rights, warrants, or options or a distribution, in each case, to which Sections 13.7 and 13.8 apply and (ii) the time ("Ex-Dividend Time") immediately prior to the commencement of "ex-dividend" trading for such rights, options, warrants or distribution on the Nasdaq National Market or the New York Stock Exchange or such other national or regional exchange or market on which the shares of the Series A Common Stock are then listed or quoted.

     Section XIII.2  Conversion Procedure.  To convert a Security a Holder
                     --------------------
must satisfy the requirements in paragraph 9 of the Securities. The date on which the Holder satisfies all those requirements is the conversion date (the "Conversion Date"). The Company shall deliver to the Holder no later than the seventh Business Day following the Conversion Date a certificate for the number of full shares of Series A Common Stock issuable upon the conversion and cash in lieu of any fractional share determined pursuant to Section 13.3.

     The person in whose name the certificate is registered shall be treated as a stockholder of record on and after the Conversion Date; provided, however,
                                                          --------  -------
that no surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Series A Common Stock upon such conversion as the record holder or holders of such shares of Series A Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Series A Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided further that such conversion shall be at the Conversion Rate in effect on the date that such Security shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of a Security, such person shall no longer be a Holder of such Security.

     Holders may surrender a Security for conversion by means of book entry delivery in accordance with paragraph 9 of the Securities and the regulations of the applicable book entry facility.

     No payment or adjustment will be made for dividends on any Series A Common Stock except as provided in this Article XIII. On conversion of a Security, that portion of accrued Original Issue Discount or (except as provided below) accrued and unpaid cash interest attributable to the period from the Issue Date (or, the date on which interest was last paid) to the Conversion Date with respect to the converted Security shall not be canceled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Series A Common Stock in exchange for the Security being converted pursuant to the terms hereof, and the fair market value of such Series A Common Stock (together with any cash payment in lieu of fractional shares of Series A Common Stock) shall be treated as issued, to the extent thereof, first in exchange for the Original Issue Discount and cash interest accrued through the Conversion Date, and the balance, if any, of such fair market value of such shares of Series A Common Stock (and any such cash payment) shall be treated as issued in exchange for the Issue Price of the Security being converted pursuant to the provisions hereof. Notwithstanding the foregoing, accrued but unpaid interest will be payable upon conversion of Securities made concurrently with or after acceleration of the Securities following an Event of Default.

     If the Holder converts more than one Security at the same time, the number of shares of Series A Common Stock issuable upon the conversion shall be computed based on the total Principal Amount of the Securities converted.

     Upon surrender of a Security that is convened in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security in an authorized denomination equal in Principal Amount to the unconverted portion of the Security surrendered.

     If the last day on which a Security may be converted is a Legal Holiday in a place where the Conversion Agent is located, the Security may be surrendered to such Conversion Agent on the next succeeding day that is not a Legal Holiday.

     Section XIII.3  Fractional Shares.  The Company will not issue a
                     -----------------
fractional share of Series A Common Stock upon conversion of a Security. Instead, the Company will deliver cash for the current market value of the fractional share. The current market value of a fractional share shall be determined to the nearest 1/1,000th of a share by multiplying the Sale Price, on the last Trading Day prior to the Conversion Date, of a full share by the fractional amount and rounding the product to the nearest whole cent.

     Section XIII.4  Taxes on Conversion.  If a Holder converts a Security,
                     -------------------
the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Series A Common Stock upon such conversion. The Holder, however, shall pay any such tax that is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificates representing the Series A Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulations.

     Section XIII.5  Company To Provide Stock.  The Company shall, prior to
                     ------------------------
issuance of any Securities hereunder, and from time to time as may be necessary, reserve out of its authorized but unissued Series A Common Stock a sufficient number of shares of Series A Common Stock to permit the conversion of the Securities for shares of Series A Common Stock.

     All shares of Series A Common Stock delivered upon conversion of the Securities shall be newly issued shares or treasury shares, shall be duly and validly issued and fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

     The Company will endeavor promptly to comply with all Federal and state securities laws regulating the offer and delivery of shares of Series A Common Stock upon conversion of Securities, if any, and will cause to have quoted or listed such shares of Series A Common Stock in the over-the-counter market or on each national securities exchange or such other market on which the Series A Common Stock is then quoted or listed.

     Section XIII.6  Adjustment for Change in Common Stock.  If, after the
                     -------------------------------------
Issue Date, the Company:

        (1) pays a dividend or makes a distribution on its Series A Common Stock in shares of its Series A Common Stock;

        (2) subdivides its outstanding shares of Series A Common Stock into a greater number of shares;

        (3) combines its outstanding shares of Series A Common Stock into a smaller number of shares;

        (4) pays a dividend or makes a distribution on its Series A Common Stock in shares of its Common Stock (other than Series A Common Stock or rights, warrants or options for its Series A Common Stock); or

        (5) issues by reclassification of its Series A Common Stock any shares of its Common Stock (other than rights, warrants or options for its Series A Common Stock),

then the conversion privilege and the Conversion Rate in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares or other units of Common Stock of the Company which such Holder would have owned immediately following such action if such Holder had converted the Security immediately prior to such action.

     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

     If after an adjustment a Holder of a Security upon conversion of such Security may receive shares or other units of two or more classes or series of Common Stock of the Company, the Conversion Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class or series of Common Stock as is contemplated by this Article XIII with respect to the Series A Common Stock, on terms comparable to those applicable to Series A Common Stock in this Article XIII.

     Section XIII.7  Adjustment for Rights Issue.  If, after the Issue Date,
                     ---------------------------
the Company distributes any rights, warrants or options to all holders of its Series A Common Stock entitling them, for a period expiring within 60 days after the record date for such distribution, to purchase shares of Series A Common Stock or securities convertible into Series A Common Stock at a price per share less than the Sale Price as of the Time of Determination, the Conversion Rate shall be adjusted in accordance with the formula:

                                    (0 + N)
                   ----------R' =
                                R x 0 + (N x P)
                                        ______
                                          M
where

        R' =    the adjusted Conversion Rate.

        R  =    the current Conversion Rate.

        0  =    the number of shares of Series A Common Stock outstanding on the close of business on the record date for the distribution to which this Section 13.7 is being applied.

        N  =    the number of additional shares of Series A Common Stock offered pursuant to the distribution.

        P  =    the offering price per share of such additional shares.

        M  =    the Average Sale Price, minus, in the case of (i) a
                distribution to which Section 13.6(4) applies or (ii) a distribution to which Section 13.8 applies, for which, in each case, (x) the record date shall occur on or before the record date for the distribution to which this Section 13.7 applies and (y) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 13.7 applies, the fair market value (on the record date for the distribution to which this Section 13.7 applies) of:

        (1) the Common Stock of the Company distributed in respect of each share of Series A Common Stock in such Section 13.6(4) distribution, and

        (2) the assets of the Company or debt securities or any rights, warrants or options to purchase securities of the Company distributed in respect of each share of Series A Common Stock in such Section 13.8 distribution.

     The Board of Directors shall determine fair market values in good faith for the purposes of this Section 13.7.

     The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights, warrants or options to which this Section 13.7 applies.

     No adjustment shall be made under this Section 13.7 if the application of the formula stated above in this Section 13.7 would result in value of R' that is equal to or less than the value of R.

     Section XIII.8  Adjustment for Other Distributions.  If, after the Issue
                     ----------------------------------
Date, the Company
distributes to all holders of its Series A Common Stock any of its assets or debt securities or any rights, warrants or options to purchase securities of the Company (including securities or cash, but excluding (x) distributions of Common Stock referred to in Section 13.6 and distributions of rights, warrants or options referred to in Section 13.7 and (y) cash dividends or other cash distributions that are paid out of consolidated current net earnings or earned surplus as shown on the books of the Company, unless such cash dividends or other cash distributions are Extraordinary Cash Dividends), the Conversion Rate shall be adjusted, subject to the provisions of the last paragraph of
Section 13.8, in accordance with the formula:

                                        (M)
                                R' = ________
                                      R x M-F

where

        R' =  the adjusted Conversion Rate.

        R  =  the current Conversion Rate.

        M = the Average Sale Price, minus, in the case of a distribution to which Section 13.6(4) applies for which (i) the record date shall occur on or before the record date for the distribution to which this Section 13.8 applies and (ii) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 13.8 applies, the fair market value (on the record date for the distribution to which this Section 13.8 applies) of any Common Stock of the Company distributed in respect of each share of Series A Common Stock in such Section 13.6(4) distribution.

        F = the fair market value (on the record date for the distribution to which this Section 13.8 applies) of the assets, securities, rights, warrants or options to be distributed in respect of each share of Series A Common Stock in the distribution to which this
              Section 13.8 is being applied (including, in the case of cash dividends or other cash distributions giving rise to an adjustment, all such cash distributed concurrently).

The Board of Directors shall determine fair market values for the purpose of this Section 13.8.

     The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution to which this Section 13.8 applies.

     For purposes of this Section 13.8, the term "Extraordinary Cash Dividend" shall mean any cash dividend with respect to the Common Stock the amount of which, together with the aggregate amount of cash dividends on the Common Stock to be aggregated with such cash dividend in accordance with the provisions of this paragraph, equals or exceeds the threshold percentages set forth in items (i) or (ii) below:

          (i) If, upon the date prior to the Ex-Dividend Time with respect to a cash dividend on the Common Stock, the aggregate amount of such cash dividend together with the amounts of all cash dividends on the Common Stock with Ex-Dividend Times occurring in the 85 consecutive day period ending on the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied equals or exceed 12.5% of the average of the Sale Prices during the period beginning on the date after the first such Ex-Dividend Time in such period and ending on the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied (except that if no other cash dividend has had an Ex-Dividend Time occurring in such period, the period for calculating the average of the Sale Prices shall be the period commencing 85 days prior to the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied), such cash dividend together with each other cash dividend with an Ex-Dividend Time occurring in such 85-day period shall be deemed to be an Extraordinary Cash Dividend and for purposes of applying the formula set forth above in this Section 13.8, the value of "F" shall be equal to (w) the aggregate amount of such cash dividend together with the amounts of the other cash dividends with Ex-Dividend Times occurring in such period minus (x) the aggregate amount of such other cash dividends with Ex-
     -----
     Dividend Times occurring in such period for which a prior adjustment in the Conversion Rate was previously made under this Section 13.8.



          (ii) If upon the date prior to the Ex-Dividend Time with respect to a cash dividend on the Common Stock, the aggregate amount of such cash dividend, together with the amounts of all cash dividends on the Common Stock with Ex-Dividend Times occurring in the 365-consecutive-day period ending on the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied equals or exceeds 25% of the average of the Sale Prices during the period beginning on the date after the first such Ex-Dividend Time in such period and ending on the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied (except that if no other cash dividend has had an Ex-Dividend Time occurring in such period, the period for calculating the average of the Sale Prices shall be the period commencing 365 days prior to the date prior to the Ex-Dividend Time with respect to the cash dividend to which this provision is being applied), such cash dividend together with each other cash dividend with an Ex-Dividend Time occurring in such 365-day period shall be deemed to be an Extraordinary Cash Dividend and for purposes of applying the formula set forth above in this Section 13.8, the value of "F" shall be equal to (y) the aggregate amount of such cash dividend together with amounts of the other cash dividends with Ex-Dividend Times occurring in such period minus (z) the aggregate amount of such other cash dividends with Ex-
     -----
     Dividend Times occurring in such period for which a prior adjustment in the Conversion

     Rate was previously made under this Section 13.8.

     In the event that, with respect to any distribution to which this Section
13.8 would otherwise apply, the difference "M-F" as defined in the above formula is less than $1.00 or "F" is greater than "M", then the adjustment provided by this Section 13.8 shall not be made and in lieu thereof the provisions of
Section 13.14 shall apply to such distribution.

     Section XIII.9  When Adjustment May Be Deferred.  No adjustment in the
                     -------------------------------
Conversion Rate need be made unless the adjustment would require an increase or decrease of at least 1% (e.g., if the Conversion Rate is 4, an increase or decrease of .04 (1% of 4)) in the Conversion Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

     All calculations under this Article X shall be made to the nearest cent or to the nearest 1/1,000th of a share, as the case may be, with one-half of a cent and 5/10,000ths of a share being rounded upwards.

     Section XIII.10  When No Adjustment Required.  No adjustment need be made
                      ---------------------------
for a transaction referred to in Section 13.6, 13.7, 13.8 or 13.14 if Holders may participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Series A Common Stock participate in the transaction.

     No adjustment need be made for rights to purchase Series A Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

     No adjustment need be made for a change in the par value or no par value of the Series A Common Stock.

     To the extent the Securities become convertible into cash pursuant to the terms of Section 13.6, 13.7, 13.8 or 13.14, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

     In cases where the fair market value of the portion of assets, debt securities or rights, warrants or options to purchase securities of the Company applicable to one share of Series A Common Stock distributed to shareholders exceeds the Average Sale Price per share of Series A Common Stock, or such Average Sale Price exceeds such fair market value of such portion of assets, debt securities or rights, warrants or options so distributed by less than $1.00, rather than being entitled to an adjustment in the Conversion Rate, the Holder of a Security upon conversion thereof will be entitled to receive, in addition to the shares of Series A Common Stock into which such

Security is convertible, the kind and amounts of assets, debt securities or rights, options or warrants comprising the distribution that such Holder would have received if such Holder had converted such Security immediately prior to the record date for determining the shareholders entitled to receive the distribution.

     Section XIII.11 Notice of Adjustment. Whenever the Conversion Rate is adjusted, the Company shall file with the Trustee and the Conversion Agent a notice of such adjustment and a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The Conversion Agent will promptly mail such notice to Holders at the Company's expense. The certificate shall be conclusive evidence that the adjustment is correct. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate except to exhibit the same to any Holder desiring inspection thereof.


     Section XIII.12  Voluntary Increase.  The Company from time to time may
                      ------------------
increase the Conversion Rate by any amount and for any period of time (provided that such period is not less than 20 Business Days). Whenever the Conversion Rate is increased, the Company shall mail to Holders and file with the Trustee and the Conversion Agent a notice of the increase. The Company shall mail the notice at least 15 days before the date the increased Conversion Rate takes effect. The notice shall state the increased Conversion Rate and the period it will be in effect.

     A voluntary increase of the Conversion Rate does not change or adjust the Conversion Rate otherwise in effect for purposes of Sections 13.6, 13.7 or 13.8.

     Section XIII.13  Notice of Certain Transactions.  If:
                      ------------------------------

          (1) the Company takes any action that would require an adjustment in the Conversion Rate pursuant to Section 13.6, 13.7 or 13.8 (unless no adjustment is to occur pursuant to Section 13.10); or

          (2) the Company takes any action that would require a supplemental indenture pursuant to Section 13.14; or

          (3)   there is a liquidation or dissolution of the Company;


then the Company shall mail to Holders and file with the Trustee and the Conversion Agent a notice stating the proposed record date for a dividend or distribution of the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, binding share exchange, transfer, liquidation or dissolution. The Company shall file and mail the notice at least 15 days before such date. Failure to file or mail the notice or any defect in it shall not affect the validity of the transaction.


     Section XIII.14  Reorganization of Company Special Distributions.  If the
                      -----------------------------------------------
Company is a parry to a transaction subject to Section 8.1 (other than a sale of all or substantially all of the assets of the Company in a transaction in which the holders of Series A Common Stock immediately prior to such transaction do not receive securities, cash or other assets of the Company or any other person) or a merger or binding share exchange which reclassifies or changes its outstanding Series A Common Stock, the person obligated to deliver securities, cash or other assets upon conversion of Securities shall enter into a supplemental indenture. If the issuer of securities deliverable upon conversion of Securities is an Affiliate of the successor Company, that issuer shall join in the supplemental indenture.

     The supplemental indenture shall provide that the Holder of a Security may convert it into the kind and amount of securities, cash or other assets which such Holder would have received immediately after the consolidation, merger, binding share exchange or transfer if such Holder had converted the Security immediately before the effective date of the transaction, assuming (to the extent applicable) that such Holder (i) was not a constituent person or an Affiliate of a constituent person to such transaction; (ii) made no election with respect thereto; and (iii) was treated alike with the plurality of nonelecting Holders. The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article XIII. The successor Company shall mail to Holders a notice briefly describing the supplemental indenture.

     If this Section 13.14 applies, neither Section 13.6 nor 13.7 shall apply.

     If the Company makes a distribution to all holders of its Series A Common Stock of any of its assets, or debt securities or any rights, warrants or options to purchase securities of the Company that, but for the provisions of the last paragraph of Section 13.8, would otherwise result in an adjustment in the Conversion Rate pursuant to the provisions of Section 13.8, then, from and after the record date for determining the holders of Series A Common Stock entitled to receive the distribution, a Holder of a Security that converts such Security in accordance with the provisions of this Indenture shall upon such conversion be entitled to receive, in addition to the shares of Series A Common Stock into which the Security is convertible, the kind and amount of securities, cash or other assets comprising the distribution that such Holder would have received if such Holder had converted the Security immediately prior to the record date for determining the holders of Series A Common Stock entitled to receive the distribution.

     Section XIII.15  Company Determination Final.  Any determination that the
                      ---------------------------
Company or the Board of Directors must make pursuant to this Article XIII is conclusive.

     Section XIII.16  Trustee's Adjustment Disclaimer.  The Trustee has no
                      -------------------------------
duty to determine when an adjustment under this Article XIII should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under Section 13.14 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article XIII. Each Conversion Agent (other than the Company or an Affiliate of the Company) shall have the same protection under this
Section 13.16 as the Trustee.

     Section XIII.17  Simultaneous Adjustments.  If this Article XIII requires
                      ------------------------
adjustments to the Conversion Rate under more than one of Sections 13.6(4),
13.7 or 13.8, and the record dates for the distributions giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of Section 13.6, second, the provisions of
Section 13.8 and, third, the provisions of Section 13.7.

     Section XIII.18  Successive Adjustments.  After an adjustment to the
                      ----------------------
Conversion Rate under this Article XIII, any subsequent event requiring an adjustment under this Article XIII shall cause an adjustment to the Conversion Rate as so adjusted.

                                  ARTICLE XIV

                         RIGHT TO REQUIRE REPURCHASE
                         ---------------------------

     Section XIV.1  Purchase of Securities at Option of the Holder upon Change
                    ----------------------------------------------------------
in Control.
---------

     (a) If on or prior to December 28, 2003, there shall have occurred a Change in Control, Securities in aggregate Principal Amount of $1,000 or an integral multiple thereof shall be purchased, at the option of the Holder thereof, by the Company at the purchase price specified in paragraph 8 of the Securities (or, if prior to a Change in Control Purchase Date, the Debentures have been converted to semiannual debentures following a Tax Event pursuant to Article XV, at a price equal to the Restated Principal Amount plus accrued and unpaid interest from the date of such conversion to, but excluding, the Change in Control Purchase Date) (the "Change in Control Purchase Price"), on the date that is 30 Business Days after the occurrence of the Change in Control (the "Change in Control Purchase Date"), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 14.1(c).

     A "Change in Control" shall be deemed to have occurred at such time as either of the following events shall occur:

     (i) There shall be consummated any consolidation or merger of the Company to which the Series A Common Stock would be converted into cash, or other property, in each case, other than a consolidation or merger of the Company in which the Holders of Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total voting power in the aggregate of all classes of common stock of the continuing or surviving corporation normally entitled to vote in elections of directors immediately after such consolidation or merger; or

     (ii) There is a report filed by any person, including its Affiliates and Associates, on Schedule 13D or 14D-1 (or any successor schedule, form or report) pursuant to the Exchange Act, disclosing that such person (for the purposes of this Section 14.1 only, the term "person" shall include a "person" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 50% or more of the total voting power in the aggregate of all classes of Common Stock then outstanding of the Company normally entitled to vote in elections of directors; provided, however, that a person shall not be deemed beneficial owner of, or to
--------  -------
own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (1) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, and (2) is not also then reportable on
Schedule 13D (or any successor schedule, form or report) under the Exchange Act; or

     (iii) The occurrence of any transaction or event in connection with which all or substantially all Series A Common Stock shall be exchanged for, converted into, acquired for or constitute solely the right to receive consideration (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) all or substantially all of which consists of common stock which is (or, upon consummation of or immediately following such transaction or event, which will be) listed on a United States national securities exchange or approved for quotation on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices.

     Notwithstanding the foregoing provisions of this Section 14.1(a), a Change in Control shall not be deemed to have occurred if at any time the Company, any Subsidiary of the Company, any employee stock ownership plan or any other employee benefit plan of either the Company or any Subsidiary of the Company, or any person holding shares of Common Stock for or pursuant to the terms of any such employee benefit plan, or any Permitted Holder, files or becomes obligated to file a report under or in response to Schedule 13D or
Schedule 14D-1 (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of 50% or more of the total voting power in the aggregate of all classes of Common Stock then outstanding of the Company normally entitled to vote in elections of directors or if AT&T (or any Affiliate thereof) files or becomes obligated to file any such report in connection with the TCI Acquisition (whether or not the AT&T Acquisition shall then have occurred).

     "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

     "Permitted Holder" means (i) Tele-Communications, Inc. a Delaware corporation ("TCI"), any person or entity which owns, directly or indirectly, a majority of the total voting power of TCI, and any business entity at least a majority of the total voting power of which is owned, directly or indirectly, by TCI or any person or entity which owns, directly or indirectly, a majority of the total voting power of TCI (but, in each case, only so long as such voting power is so owned), (ii) from and after the consummation of the acquisition of TCI (however structured) by AT&T Corp., a New York corporation ("AT&T") (the "TCI Acquisition"), AT&T, any person or entity which owns, directly or indirectly, a majority of the total voting power of AT&T, and any business entity at least a majority of the total voting power of which is owned, directly or indirectly by AT&T, or any person or entity which owns, directly or indirectly, a majority of the total voting power of AT&T (but, in each case, only so long as such voting power is so owned), (iii) any person who is a member of a "group" (as defined pursuant to Section 13(d)(3) of the Exchange Act) with TCI or, following the TCI Acquisition, AT&T, and (iv) any person or entity, a majority of the equity interests of which are distributed, directly or indirectly, to the stockholders of TCI or, following the TCI Acquisition, AT&T, as applicable, provided that TCI or, following the TCI Acquisition, AT&T own, directly or indirectly, a majority of the equity interests and voting power of such person or entity immediately prior to such distribution.

     (b) Within 15 Business Days after the Change in Control, the Company shall mail a written notice of such Change in Control by first-class mail to the Trustee and to each Holder (and to beneficial owners if required by applicable law).  The Company will cause a copy of the notice to be published in The Wall
                                                                      --------
Street Journal or another daily newspaper of national circulation.  The notice
--------------
shall include a form of Change in Control Purchase Notice to be completed by the Holder and shall state:

          (1) briefly the events causing a Change in Control and the date such Change in Control is deemed to have occurred for purposes of this Section 14.1;

          (2) the date by which the Change in Control Purchase Notice pursuant to this Section 14.1 must be given;

          (3) the Change in Control Purchase Date;

          (4) the Change in Control Purchase Price;

          (5) the name and address of the Paying Agent and the Conversion Agent and the office or agency referred to Section 10.2;

          (6) the Conversion Rate and any adjustments thereto;

          (7) that Securities as to which a Change in Control Purchase Notice has been given may be converted into Series A Common Stock (or, in lieu thereof, cash, if the Company shall so elect) at any time prior to the close of business on the Change in Control Purchase Date only if the Change in Control Purchase Notice has been withdrawn by the Holder in accordance with the terms of this Indenture;

          (8) that Securities must be surrendered to the Paying Agent or the office or agency referred to in Section 10.2 to collect payment;

          (9) that the Change in Control Purchase Price for any Security as to which a Purchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Change in Control Purchase Date and the time of surrender of such Security as described in clause (8) above;

          (10) the procedures the Holder must follow to exercise rights under this Section 14.1 and a brief description of those rights;

          (11) briefly, the conversion rights of the Securities; and

          (12) the procedures for withdrawing a Change in Control Purchase
     Notice.

     (c) A Holder may exercise its rights specified in Section 14.1(a) upon delivery of a written notice of purchase (a "Change in Control Purchase Notice") to the Paying Agent or to the office or agency referred to in Section 10.2 at any time prior to the close of business on the Change in Control Purchase Date, stating:

          (1) the certificate number of the Security which the Holder will deliver to be purchased;

          (2) the portion of the Principal Amount of the Security which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof; and

          (3) that such Security shall be purchased on the Change in Control Purchase Date, pursuant to the terms and conditions specified in paragraph 8 of the Securities.

     Receipt of the Security by the Paying Agent prior to, on or after the Change in Control Purchase Date (together with all necessary endorsements), at the offices of the Paying Agent or to the office or agency referred to in
Section 10.2 shall be a condition to the receipt by the Holder of the Change in Control Purchase Price therefor; provided, however, that such Change in Control
                                 --------  -------
Purchase Price shall be so paid pursuant to this Section 14.1 only if the Security so delivered to the Paying Agent or such office or agency shall conform in all respects to the description thereof set forth in the related Change in Control Purchase Notice.

     The Company shall purchase from the Holder thereof, pursuant to this
Section 14.1, a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

     Any purchase by the Company contemplated pursuant to the provisions of this
Section 14.1 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Change in Control Purchase Date and the date such Securities are surrendered to the Paying Agent or at the office or agency referred to in Section 10.2.

     Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent or to the office or agency referred to in Section 10.2 the Change in Control Purchase Notice contemplated by this Section 14.1(c) shall have the right to withdraw such Change in Control Purchase Notice at any time prior to or on the Change in Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent or to such office or agency in accordance with Section 14.3.

     The Paying Agent shall promptly notify the Company of the receipt by it of any Change in Control Purchase Notice or written withdrawal thereof.

     Section XIV.2  Purchase of Securities at the Option of the Holder.
                    --------------------------------------------------
      (a) General.  Securities shall be purchased by the Company pursuant to
         -------
paragraph 8 of the Securities as of December 28, 2003, December 28, 2008 and December 28, 2013 (each, a "Purchase Date"), at the purchase prices specified therein (the "Purchase Price"), at the option of the Holder thereof, upon:

          (1) delivery to the Paying Agent or to the office or agency referred to in Section 10.2 by the Holder of a written notice of purchase (a "Purchase Notice") at any time from the opening of business on the date that is 20 Business Days prior to the Purchase Date until the close of business on such Purchase Date stating:

               (A) the certificate number of the Security that the Holder will deliver to be purchased;

               (B) the portion of the Principal Amount of the Security which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof;

               (C) that such Security shall be purchased on the Purchase Date pursuant to the terms and conditions specified in this Indenture and in paragraph 6 of the Securities; and

               (D) if the Company elects pursuant to Section 14.2(b) to pay the Purchase Price on such Purchase Date, in whole or in part, in shares of Series A Common Stock, but such portion of the Purchase Price to be paid in Series A Common Stock is ultimately to be paid in cash because any condition in Section 14.2(d) is not satisfied, such Holder elects
          (i) to withdraw such Purchase Notice as to some or all of the Securities to which it relates (stating the Principal Amount and certificate numbers of the Securities as to which such withdrawal shall relate), or (ii) to receive cash in respect of the Purchase Price for all Securities subject to such Purchase Notice; and

          (2) delivery of such Security prior to, on or after the Purchase Date (together with all necessary endorsements) to the Paying Agent at the offices of the Paying Agent or to the office or agency referred to in
     Section 10.2, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price
                                  --------  -------
     shall be so paid pursuant to this Section 14.2 only if the Security so delivered conforms in all respects to the description thereof in the related Purchase Notice.

     If a Holder, in such Holder's Purchase Notice and in any written notice of withdrawal delivered by such Holder pursuant to the terms of Section 14.3, fails to indicate such Holder's choice with respect to the election set forth in clause (D) of Section 14.2(a)(1) above, such Holder shall be deemed to have elected to receive cash in respect of the Purchase Price otherwise payable in Series A Common Stock.

     The Company shall purchase from the Holder thereof, pursuant to this
Section 14.2, a portion
of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all or a Security also apply to the purchase of such portion of such Security.

     Any purchase by the Company contemplated pursuant to the provisions hereof shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Security.

     Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent or the office or agency referred to in Section 10.2 the Purchase Notice contemplated by this Section 14.2(a) shall have the right to withdraw at any time prior to the close of business on the Purchase Date such Purchase Notice by delivery of a written notice of withdrawal to the Paying Agent or such office or agency in accordance with Section 14.3.

     The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

     (b) Company's Right to Elect Manner of Payment of Purchase Price.  The
         ------------------------------------------------------------
Securities to be purchased pursuant to Section 14.2(a) may be paid for, at the election of the Company, in cash or Series A Common Stock, or in any combination of cash and Series A Common Stock, subject to the conditions set forth in this
Section 14.2. The Company shall designate, in the notice from the Company delivered pursuant to Section 14.2(e), whether the Company will purchase the Securities for cash or Series A Common Stock, and, if a combination thereof, the percentages of the Purchase Price of Securities in respect of which it will pay in cash or Series A Common Stock; provided that the Company will pay cash for
                                  --------
fractional interests in Series A Common Stock. For purposes of determining the existence of potential fractional interests, all Securities subject to purchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented). Each Holder whose Securities are purchased pursuant to this Section 14.2 shall receive the same percentage of cash or Series A Common Stock in payment of the Purchase Price for such Securities, except (i) as provided in Section 14.2(d) with regard to the payment of cash in lieu of fractional shares of Series A Common Stock and (ii) in the event that the Company is unable to purchase the Securities of a Holder or Holders for Series A Common Stock because any necessary qualifications or registrations of the Series A Common Stock under applicable state securities laws cannot be obtained, the Company may purchase the Securities of such Holder or Holders for cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given notice thereof to Holders except pursuant to this Section 14.2(b) or Section 14.2(d).

     At least five Business Days before the Company Notice Date (as defined below), the Company shall deliver an Officers' Certificate to the Trustee specifying:

          (i)   the manner of payment selected by the Company;

         (ii)   the information required by Section 14.2(e);

         (iii)  that the conditions to such manner of payment set forth in
     Section 14.2(d) have or will be complied with; and

         (iv) whether the Company desires the Trustee to give the notice required by Section 14.2(e).

     (c) Purchase with Cash.  On each Purchase Date, at the option of the
         ------------------
Company, the Principal Amount of the Securities in respect of which a Purchase Notice pursuant to Section 14.2(a) has been given, or a specified percentage thereof, may be purchased by the Company with cash equal to the aggregate Purchase Price of such Securities.

     (d) Payment by Series A Common Stock.  On each Purchase Date, at the option
         --------------------------------
of the Company, the Principal Amount of the Securities in respect of which a Purchase Notice pursuant to Section 14.2(a) has been given, or a specified percentage thereof, may be purchased by the Company by the issuance of a number of shares of Series A Common Stock equal to the quotient obtained by dividing
(i) the amount of cash to which the Holders would have been entitled had the Company elected to pay all or such specified percentage, as the case may be, of the Purchase Price of such Securities in cash by (ii) the Market Price (as defined below) of a share of Series A Common Stock, subject to the next succeeding paragraph.

     The Company will not issue a fractional share of Series A Common Stock in payment of the Purchase Price. Instead the Company will pay cash for the current market value of the fractional share. The current market value of a fraction of a share shall be determined by multiplying the Market Price by such fraction and rounding the product to the nearest whole cent, with one-half cent being rounded upward. It is understood that if a Holder elects to have more than one Security purchased, the number of shares of Series A Common Stock shall be based on the aggregate amount of Securities to be purchased.

     The Company's right to exercise its election to purchase the Securities pursuant to this Section through the issuance of shares of Series A Common Stock shall be conditioned upon:

        (i) the Company's not having given notice of an election to pay entirely in cash and its giving of timely notice of election to purchase all or a specified percentage of the Securities with Series A Common Stock as provided herein;

        (ii) the registration of the shares of Series A Common Stock to be issued in respect of the payment of the Purchase Price under the Securities Act and the Exchange Act, in each case if required unless there exists an applicable exemption to registration thereunder;

        (iii) the listing of the Series A Common Stock on the relevant Purchase Date on the Nasdaq National Market or the New York Stock Exchange or other national securities exchange; and

        (iv) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel each stating that (A) the terms of the issuance of the Series A Common Stock are in conformity with this Indenture and (B) the shares of Series A Common Stock to be issued by the Company in payment of the Purchase Price in respect of Securities have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Purchase Price in respect of the Securities, will be validly issued, fully paid and nonassessable and shall be free of any preemptive rights and any lien or adverse claim (provided that such Opinion of Counsel may state that, insofar as it relates to the absence of such preemptive rights, liens and adverse claims, it is given upon the best knowledge of such counsel), and, in the case of such Officers' Certificate, that conditions (i), (ii) and (iii) above have been satisfied and, in the case of such Opinion of Counsel, that conditions (ii) and (iii) above have been satisfied.

Such Officers' Certificate shall also set forth the number of shares of Series A Common Stock to be issued for each $1,000 Principal Amount of Securities and the Sale Price of a share of Series A Common Stock on each of the seven Business Days prior to the Purchase Date. The Company may elect to pay in Common Stock only if the information necessary to calculate the Market Price is reported in The Wall Street Journal or another daily newspaper of national circulation. If
-----------------------
such conditions are not satisfied prior to or on the Purchase Date and the Company elected to purchase the Securities pursuant to this Section 14.2 through the issuance of shares of Series A Common Stock, the Company shall pay the Purchase Price in cash.

     The "Market Price" means the average of the Sale Prices of the Series A Common Stock for the five Trading Day period ending on the third Trading Day prior to the related Purchase Date, appropriately adjusted to take into account the actual occurrence, during the seven Trading Days preceding such Purchase Date, of any event described in Section 13.6, 13.7 or 13.8; subject, however, to
                                                            -------  -------
the conditions set forth in Sections 13.9 and 13.10.

     (e) Notice of Election.  The Company shall send notices of its election
         ------------------
(the "Company Notice") to purchase with cash or Series A Common Stock or any combination thereof to the Holders (and to beneficial owners as required by applicable law) in the manner provided in Section 15.2. The Company Notice shall be sent to Holders (and to beneficial owners as required by applicable law) on a date not less than 20 Business Days prior to the Purchase Date (such date not less than 20 Business Days prior to the Purchase Date being herein referred to as the "Company Notice Date"). Such notices shall state the manner of payment elected and shall contain the following information:

     In the event the Company has elected to pay the Purchase Price (or any specified percentage thereof) with Series A Common Stock, the notice shall:

        (1) state that each Holder will receive Series A Common Stock with a Market Price determined as of a specified date prior to the Purchase Date equal to such specified percentage of the Purchase Price of the Securities held by such Holder (except for any cash amount to be paid in lieu of fractional shares); and

        (2) state that because the Market Price of Series A Common Stock will be determined prior to the Purchase Date, Holders will bear the market risk with respect to the value of the Series A Common Stock to be received from the date such Market Price is determined to the Purchase Date.

     In any case, each notice shall include a form of Purchase Notice to be completed by the Holder and shall state:

        (i) the Purchase Price and Conversion Rate;

        (ii) the name and address of the Paying Agent and the Conversion Agent and of the office or agency referred to in Section 10.2;

        (iii) that Securities as to which a Purchase Notice has been given may be converted into Series A Common Stock at any time prior to the close of business on the applicable Purchase Date only if the applicable Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

        (iv) that Securities must be surrendered to the Paying Agent or to the office or agency referred to in Section 10.2 to collect payment;

        (v) that the Purchase Price for any security as to which a Purchase Notice has been given and not with drawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Security as described in (iv);

        (vi)  the procedures the Holder must follow to exercise rights under
     Section 14.2 and a brief description of those rights;

        (vii) briefly, the conversion rights of the Securities and that Holders who want to convert Securities must satisfy the requirements set forth in paragraph 9 of the Securities; and

        (viii) the procedures for withdrawing a Purchase Notice (including, without limitation, for a conditional withdrawal pursuant to the terms of
     Section 14.2(a)(1)(D) or Section 14.3).

     At the Company's written request, the Trustee shall give such notice in the Company's name and at the Company's expense; provided, however, that, in all
                                             --------  -------
cases, the text of such notice shall be prepared by the Company.

     Upon determination of the actual number of shares of Series A Common Stock to be issued for each $1,000 Principal Amount of Securities, the Company will publish such determination in The Wall Street Journal or another daily newspaper
                              -----------------------
of national circulation and furnish the Trustee with an affidavit of publication.

     (f) Covenants of the Company.  All shares of Series A Common Stock
         ------------------------
delivered upon purchase of the Securities shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

     The Company shall use its best efforts to list or cause to have quoted any shares of Series A Common Stock to be issued to purchase Securities on the principal national securities exchange or over-the-counter or other domestic market on which any other shares of the Series A Common Stock are then listed or quoted. The Company will promptly inform the Trustee in writing of any such listing.

     (g) Procedure Upon Purchase.  The Company shall deposit cash (in respect of
         -----------------------
a cash purchase under Section 14.2(c) or for fractional interests, as applicable) or shares of Series A Common Stock, or any combination thereof, as applicable, at the time and in the manner as provided in Section 14.4, sufficient to pay the aggregate Purchase Price of all Securities to be purchased pursuant to this Section 14.2. As soon as practicable after the later of the Purchase Date and the date such Securities are surrendered to the Paying Agent or at the office or agency referred to in Section 10.2, the Company shall deliver to each Holder entitled to receive Series A Common Stock through the Paying Agent a certificate for the number of full shares of Series A Common Stock issuable in payment of the Purchase Price and cash in lieu of any fractional interests. The person in whose name the certificate for Series A Common Stock is registered shall be treated as a holder of record of such Series A Common Stock on the Business Day following the related Purchase Date. Subject to Section 14.2(d), no payment or adjustment will be made for dividends on the Series A

Common Stock the record date for which occurred prior to the Purchase Date.

     (h) Taxes.  If a Holder of a Security is paid in Series A Common Stock, the
         -----
Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of shares of Series A Common Stock. However, the Holder shall pay any such tax which is due because the Holder requests the shares of Series A Common Stock to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the Series A Common Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Series A Common Stock are to be issued in a name other than the Holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations.

     Section XIV.3  Effect of Purchase Notice or Change in Control Purchase
                    -------------------------------------------------------
Notice.  Upon receipt by the Paying Agent of the Change in Control Purchase
------
Notice or Purchase Notice specified in Section 14.1(c) or Section 14.2(a), as applicable, the Holder of the Security in respect of which such Purchase Notice or Change in Control Purchase Notice, as the case may be, was given shall (unless such Purchase Notice or Change in Control Purchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase Price or Change in Control Purchase Price, as the case may be, with respect to such Security. Such Purchase Price or Change in Control Purchase Price shall be paid to such Holder promptly following the later of (x) the Business Day following the Purchase Date or the Change in Control Purchase Date, as the case may be, with respect to such Security (provided the conditions in Section 14.1(c) or Section 14.2(a), as applicable, have been satisfied) and (y) the time of delivery of such Security to the Paying Agent or to the office or agency referred to in Section 10.2 by the Holder thereof in the manner required by Section 14.2(a) and (g) or Section 14.1(c), as applicable. Securities in respect of which a Purchase Notice or Change in Control Purchase Notice, as the case may be, has been given by the Holder thereof may not be converted into shares of Series A Common Stock on or after the date of the delivery of such Purchase Notice or Change in Control Purchase Notice, unless such Purchase Notice of Change in Control Purchase Notice, as the case may be, has first been validly withdrawn as specified in the following two paragraphs.

     A Purchase Notice or Change in Control Purchase Notice, as the case may be, may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent or to the office or agency referred to in Section
10.2 at any time on or prior to the close of business on the Purchase Date or the Change in Control Purchase Date, as the case may be, specifying:

        (1) the certificate number of the Security in respect of which such notice of withdrawal is being submitted;

        (2) the Principal Amount of the Security with respect to which such notice of withdrawal is being submitted; and

        (3) the Principal Amount, if any, of such Security which remains subject to the original Purchase Notice or Change in Control Purchase Notice, as the case may be, and which has been or will be delivered for purchase by the Company.

     A written notice of withdrawal of a Purchase Notice may be in the form set forth in the preceding paragraph or may be in the form of (i) a conditional withdrawal contained in a Purchase Notice pursuant to the terms of Section 14.2(a)(1)(D) or (ii) a conditional withdrawal containing the information set forth in Section 14.2(a)(1)(D) and the preceding paragraph and contained in a written notice of withdrawal delivered to the Paying Agent as set forth in the preceding paragraph.

     There shall be no purchase of any Securities pursuant to Section 14.2 (other than through the issuance of Series A Common Stock in payment of the Purchase Price, including cash in lieu of fractional shares of Series A Common Stock) or Section 14.1 if there has occurred (prior to, or on or after, as the case may be, the giving, by the Holders of such Securities, of the required Purchase Notice or Change in Control Purchase Notice, as the case may be) and is continuing an Event of Default (other than a default in the payment of the Purchase Price or Change in Control Purchase Price, as the case may be, with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Purchase Notice or Change in Control Purchase Notice, as the case may be, has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price or Change in Control Purchase Price, as the case may be, with respect to such Securities) in which case, upon such return, the Purchase Notice or Change in Control Purchase Notice with respect thereto shall be deemed to have been withdrawn.

     Section XIV.4  Deposit of Purchase Price or Change in Control Purchase
                    -------------------------------------------------------
Price.  Prior to 12:00 p.m. (noon), New York City time, on the Business Day
-----
following the Purchase Date or the Change in Control Purchase Date, as the case may be, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as Paying Agent, shall segregate and hold in trust an amount of cash in immediately available funds or securities, if expressly permitted hereunder), sufficient to pay the aggregate Purchase Price or Change in Control Purchase Price, as the case may be, of all the Securities or portions thereof which are to be purchased as of the Purchase Date or Change in Control Purchase Date, as the case may be and after the Purchase Date or Change in Control Purchase Date, as the case may be, such Securities shall cease to bear interest or accrue Original Issue Discount (unless the Company shall default in the payment of the Purchase Price or Change of Control Purchase Price).

     Section XIV.5  Securities Purchased in Part.  Any Security which is to be
                    ----------------------------
purchased only in part shall be surrendered at the office of the Paying Agent or the office or agency referred to in Section 10.2 (with, if the Company or the Trustee so requires, due endorsement, or a written instrument of transfer in form satisfactory to the Company and the Trustee executed by the Holder or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate Principal Amount equal to, and in exchange for, the portion of the Principal Amount of the Security so surrendered which is not purchased.

     Section XIV.6  Covenant to Comply with Securities Laws upon Purchase of
                    --------------------------------------------------------
Securities.  In connection with any offer to purchase or purchase of
----------
Securities under Section 14.1 or 14.2, the Company shall (i) comply with Rule 13e-4 and Rule 14e-1 under the Exchange Act, if applicable, (ii) file the related Schedule 13E-4 (or any successor schedule, form or report) under the Exchange Act, if applicable, and (iii) otherwise comply with all Federal and state securities laws regulating the offer and delivery of shares of Series A Common Stock upon purchase of the Securities (including positions of the SEC under applicable no-action letters) so as to permit the rights and obligations under Sections 14.1 and 14.2 to be exercised in the time and in the manner specified in Sections 14.1 and 14.2 .

     Section XIV.7  Repayment to the Company.  The Trustee and the Paying
                    ------------------------
Agent shall return to the Company, upon written request, any cash or shares of Series A Common Stock, together with interest on such cash as hereinafter provided and dividends on such shares of Series A Common Stock, if any, held by them for the payment of a Purchase Price or Change in Control Purchase Price, as the case may be, of the Securities that remain unclaimed as provided in paragraph 14 of the Securities; provided, however, that to the extent that
                                   --------  -------
the aggregate amount of cash or shares of Series A Common Stock deposited by the Company pursuant to Section 14.4 exceeds the aggregate Purchase Price or Change in Control Purchase Price, as the case may be, of the Securities or portions thereof to be purchased, then promptly after the Business Day following the Purchase Date or Change in Control Purchase Date, as the case may be, the Trustee shall return any such excess to the Company together with interest as hereinafter provided or dividends, if any, thereon.

                                  ARTICLE XV

                        SPECIAL TAX EVENT CONVERSION
                        ----------------------------

     Section XV.1  Optional Conversion to Semiannual Coupon Debenture Upon Tax
                   -----------------------------------------------------------
Event.  From and after the date (the "Tax Event Date") of the occurrence of a
-----
Tax Event, at the option of the Company, interest in lieu of future Original Issue Discount and regular cash interest shall accrue at 4.00% per annum on a principal amount per Security (the "Restated Principal Amount") equal to the Issue Price plus Original Issue Discount and cash interest accrued to the date immediately prior to the Tax Event Date or the date on which the Company exercises the option described herein, whichever is later (such date, the "Option Exercise Date"). Such interest shall accrue from the Option Exercise Date and shall be payable semiannually on each Interest Payment Date to holders of record at the close of business on the Regular Record Date immediately preceding such Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the Option Exercise Date. Within 15 days of the occurrence of a Tax Event, the Company shall mail a written notice of such Tax Event by first-class mail to the Trustee.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.



              AT HOME CORPORATION,


              By:  /s/ Kenneth A. Goldman
                   ----------------------
                   Name: Kenneth A. Goldman
                   Title: Senior Vice President and Chief Financial Officer


              STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.,


              By:  /s/ Mark Henson
                   ---------------
                   Name: Mark Henson
                   Title: Assistant Vice President